As filed with the Securities and Exchange Commission on May 5, 2010
1933 Act File No. 333-164369
1940 Act File No. 811-22380

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO. 1	☒
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 1	☒
(Check appropriate box or boxes)

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)
Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	Joseph A. Hall, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)(3)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$71.30

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.
(3)	A registration fee of $71.30 was previously paid in connection with the initial filing filed on January 15, 2010.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.

Preliminary prospectus	SUBJECT TO COMPLETION	May 5, 2010

[Eaton Vance Logo]
                   Shares
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Common Shares
______________________________________________________________________________________

Investment objective. Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide tax-advantaged current income and gains. The Fund uses a tax-advantaged short-term, high quality bond strategy (the “Bond Strategy”) and a rules-based option overlay strategy (the “Option Overlay Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive federal after-tax returns with low volatility and low correlation to stock and long-duration fixed income market returns.  There is no assurance that the Fund will achieve its investment objective.

Portfolio Contents. Under normal market circumstances, the Fund’s investment program will include (1) investing in a diversified portfolio of short-term, high quality debt obligations, consisting primarily of municipal obligations that are exempt from regular federal income tax (“Tax-Free Municipal Securities”), taxable municipal obligations (“Taxable Municipal Securities”), direct obligations of the U.S. Treasury (“Treasury Securities”) and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”) and (2) employing a rules-based option overlay strategy that consists of writing a series of call spreads and put spreads on the S&P 500 Composite Stock Price Index (the “S&P 500”), SPDR Trust Series 1 units (“SPDRs”) and/or another proxy for the S&P 500. (continued on inside front cover)

This prospectus sets forth concisely the information that you should know before investing in the shares of the Fund.

Because the Fund is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Fund’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s Common Shares involves certain risks. See “Investment objective, policies and risks” beginning on page      of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales Load(1)	Proceeds to Fund(2)
Per share	$20.00	$0.90	$19.10
Total
Total assuming full exercise of the over-allotment option

(1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $       , $       , $      and $      , respectively. See ‘‘Underwriters.’’
(2) These fees are not reflected under sales load in the table above. The Adviser may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See ‘‘Underwriters—[Additional Compensation to be Paid by the Adviser].’’
(3) Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $       , which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. The Adviser has agreed to pay all of the Fund’s organizational expenses and the Fund’s offering expenses (other than the sales load) to the extent offering expenses are in excess of $0.04 per share. See ‘‘Summary of Fund Expenses.’’

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about    , 2010.

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 (continued from previous page)

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) the Bond Strategy and (2) the Option Overlay Strategy.  The Fund’s Bond Strategy consists of investing in a diversified portfolio of short-term, high quality debt obligations selected and managed seeking after-tax total return.  The Fund’s Municipal Security investments will normally consist primarily of securities that, at time of purchase, are rated in the two highest rating categories (AA or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Adviser to be of comparable quality.  The Fund may invest up to 30% of its net assets in Municipal Securities that are rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  The Treasury and Agency Securities in which the Fund will invest generally will be rated AAA by one or more of S&P, Fitch and Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  The Fund expects initially to have an overall average portfolio credit quality of approximately AA+/Aa1 and to maintain an average portfolio duration of approximately 2 - 4.5 years. Although the Fund may invest in securities of any maturity or duration, it does not intend to engage in significant interest rate market timing or to alter its duration target range.

The Fund’s Option Overlay Strategy consists of writing a series of S&P 500 index call and put option spreads, employing a systematic, rules-based approach that seeks to take advantage of the general imbalance of natural buyers of stock index options over natural sellers, which is reflected in the customary excess of option price-implied volatilities over observed market volatilities.  The strategy seeks to mitigate risk by selling option “spreads,” rather than standalone options, by staggering roll dates across the option position portfolio, and by utilizing FLexible EXchange® Options (“FLEX Options”) guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse.

The Fund’s Option Overlay Strategy is intended to be substantially non-directional and to provide returns that are substantially uncorrelated to the returns of the S&P 500.  In implementing the Option Overlay Strategy, the Fund intends initially to enter into written call and put option spread positions that primarily have a maturity of approximately four weeks, and to stagger the timing of its spread originations and expirations through each four-week period.  For each option spread combination, the Fund intends to sell S&P 500 call spreads and put spreads with substantially equivalent notional values and identical expiration dates.  The Fund will determine the number and composition of the call and put option spreads in each combination based largely on the market exposures and maximum net loss potential of such positions.  Under normal circumstances, the Adviser intends to limit its maximum option loss potential realizable for each call and put spread combination over its roll cycle to not more than 10% of the associated net asset value of the Fund, based on observable market inputs at the time the option spread combination is entered into and determined without consideration of net premiums received.

A written call option spread consists of selling call options on an instrument and buying an equal number of call options on the same instrument at a higher exercise price.  A written put option spread consists of selling put options on an instrument and buying an equal number of put options on the same instrument at a lower exercise price.  The Fund will generally write S&P 500 call spreads and put spreads that are “out of the money” (i.e., the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of put options sold generally will be below the current level of the index when written).  The economics of writing call spreads and put spreads differs from writing equivalent calls and puts in that (a) the net premiums received are reduced by the premiums paid on the purchased options and (b) the risk of loss if written options expire in-the-money is subject to a cap defined by the difference in exercise price of the written and purchased options positions.

In its option program, the Fund intends to utilize primarily FLEX Options, which are customized option contracts available through the Chicago Board Options Exchange. FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions.

Options on broad-based stock indices generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. Options on SPDRs do not qualify as “section 1256 contracts,” and dispositions thereof will result in short-term or, under some circumstances, long-term capital gains or losses.  The Fund does not currently intend to utilize SPDR options in connection with the Option Overlay Strategy unless there is a change of circumstance, legal or otherwise, that makes their utilization necessary or practical to the implementation of the Fund's investment strategy.

Tax-Advantaged Investing. In implementing the Fund’s investment strategy, the Adviser will seek to employ strategies designed to minimize the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, including (1) investing in Tax-Free Municipal Securities the income on which is exempt from regular federal income tax as a major component of the Bond Strategy; (2) utilizing in the Option Overlay Strategy index options that qualify for treatment as “section 1256 contracts” under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period, and (3) considering the tax implications of portfolio transactions, including the character (short-term or long-term) of realized gains and losses, as an ongoing element of the investment program.

The Adviser and Sub-Adviser.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of March 31, 2010, Eaton Vance and its affiliates managed approximately $173.1 billion of fund and separate account assets on behalf of clients.  Eaton Vance has engaged its indirect controlled affiliate Parametric Risk Advisors, LLC (“PRA” or the “Sub-Adviser”) as sub-adviser to the Fund.  PRA managed approximately $3.532 billion in assets as of March 31, 2010.  Eaton Vance will be responsible for the Fund’s overall investment program, structuring and managing the Fund’s Bond Strategy and supervising the performance of the Sub-Adviser.  PRA will be responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy.

Exchange Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “EXD.”

Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that combines the potential for tax-advantaged current income and gains with regular distributions.

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [  ], 2010, has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund can be obtained without charge by calling 1-800-225-6265, by writing to the Fund at the address below or from the Fund’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page [  ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the internet site of the SEC (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the prospectus may purchase up to [  ] additional Common Shares from the Fund under certain circumstances.

The S&P 500 Index is determined, composed and calculated by Standard & Poor’s without regard to the Fund or its use of the S&P 500 Index in the Option Overlay Strategy. Standard and Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the S&P 500 Index or any data included therein. In publishing the S&P 500 Index, Standard and Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the S&P 500 Index or any data included therein. Standard and Poor’s has no obligation to take the needs of the Fund or its Common Shareholders into consideration in respectively determining, composing or calculating the S&P 500 Index.

The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s. Standard and Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. Standard and Poor’s makes no representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund  or results to be obtained by the Fund, Common Shareholders or any other person or entity from use of the S&P 500 Index.  Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Fund.

SPDR Trust Series 1 (the “SPDR Trust”) is an exchange-traded fund (“ETF”), sponsored by PDR Services LLC (wholly-owned by NYSE EuroNext) and whose trustee is State Street Bank and Trust Company, that seeks to track the performance of the S&P 500. SPDRs are units of stock of the trust that are listed for trading on the NYSE, on which options and or other derivatives may be traded.  The SPDR Trust is operated without regard to the Fund or its potential use of SPDRs as a reference security for the Option Overlay Strategy.  The SPDR Trust and its sponsor have no obligation to take the needs of the Fund or its Common Shareholders into consideration in their management.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify Common Shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until [    ], 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS

Prospectus summary
Fund expenses
The Fund
Use of proceeds
Investment objective, policies and risks
Management of the Fund
Determination of net asset value
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Underwriting
Custodian and transfer agent
Legal opinions
Reports to shareholders
Independent registered public accounting firm
Additional information
Table of contents of the Statement of Additional Information
The Fund’s privacy policy
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Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.

THE FUND

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund offers investors the opportunity for tax-advantaged current income and gains with regular distributions. Investments are based on the research, trading and portfolio management of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), and the sub-adviser, Parametric Risk Advisors LLC (“PRA” or the “Sub-Adviser”), incorporating an investment program that is generally not available to individual investors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objective.

THE OFFERING

The Fund is offering [  ] common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by [   ], [  ], and [   ]. The Underwriters have been granted an option by the Fund to purchase up to [   ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $0.04 per Share.  Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment objective

The Fund’s investment objective is to provide tax-advantaged current income and gains. The Fund uses a tax-advantaged short-term, high quality bond strategy (the “Bond Strategy”) and a rules-based option overlay strategy (the “Option Overlay Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive federal after-tax returns with low volatility and low correlation to stock and long-duration fixed income market returns.  There is no assurance that the Fund will achieve its investment objective.

Portfolio parameters

Under normal market circumstances, the Fund’s investment program will consist primarily of (1) investing in a diversified portfolio of short-term, high quality debt obligations, consisting primarily of municipal obligations that are exempt from regular federal income tax (“Tax-Free Municipal Securities”), taxable municipal obligations (“Taxable Municipal Securities”), direct obligations of the U.S. Treasury (“Treasury Securities”) and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”) and (2) employing a rules-based option overlay strategy that consists of writing a series of call spreads and put spreads on the S&P 500 Composite Stock Price Index (the “S&P 500”), SPDR Trust Series 1 units (“SPDRs”) and/or another proxy for the S&P 500. Substantially all of the Fund’s net assets will normally be invested in the Bond Strategy, the assets of which serve as collateral for the Option Overlay Strategy.  Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) the Bond Strategy and (2) the Option Overlay Strategy.  The amount of the Fund’s assets on which the Option Overlay Strategy will be applied may fluctuate over time based upon market conditions, but generally is expected to be between 80% and 100% of the Fund’s net assets under normal market conditions.

The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Fund’s common shares (“Common Shareholders”).  The Fund’s policy to invest under normal market conditions, at least 80% of its total assets in a combination of (1) the Bond Strategy and (2) the Option Overlay Strategy, is non-fundamental and may only be changed by the Trustees following the provision of 60 days prior written notice to Common Shareholders.

The Bond Strategy. The Bond Strategy consists of investing in a diversified portfolio of short-term, high quality debt obligations selected and managed seeking after-tax total return.  The Fund’s Municipal Security investments will normally consist primarily of securities that, at time of purchase, are rated in the two highest rating categories (AA or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Adviser to be of comparable quality.  The Fund may invest up to 30% of its net assets in Municipal Securities that are rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  The Treasury and Agency Securities in which the Fund will invest generally will be rated AAA by one or more of S&P, Fitch and Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating for purposes of the Fund’s investment policies (meaning that AA- and Aa3 are treated as within the two highest rating categories).  The Fund expects initially to have an overall average portfolio credit quality of approximately AA+/Aa1.  The Fund does not currently intend to invest in a Tax-Free Municipal Security the interest on which the Adviser believes is subject to the federal alternative minimum tax.

In selecting securities for the Fund’s Bond Strategy, the portfolio manager will identify certain benchmark ratios that the manager believes represent efficient pricing of Tax-Free Municipal Securities in relation to Taxable Municipal, Treasury and Agency Securities with similar durations. Such ratios are primarily a function of the respective yields of Municipal, Taxable Municipal, Treasury and Agency Securities. When the prices of Tax-Free Municipal Securities deviate from such benchmark ratios, the portfolio manager may consider them to be overvalued or undervalued in relation to Taxable Municipal, Treasury and Agency Securities, depending on the nature of the price deviation, and may adjust the Fund’s asset mix among Municipal, Taxable Municipal, Treasury and Agency Securities as deemed consistent with the Fund’s investment objective. The Fund’s Municipal/Taxable Municipal/Treasury/Agency cross-over strategy is primarily quantitatively driven and generally will be implemented as benchmark ratios dictate, unless anticipated changes in tax rates or regulations governing Municipals Securities indicate that a change in relative yield relationships is warranted. Allocation decisions will be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in Tax-Free Municipal Securities as of the end of each fiscal quarter in order to pass tax-exempt income to shareholders.  The Fund expects normally to meet that requirement on an ongoing basis. The portfolio manager may seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price appreciation opportunities in the markets for Municipal, Taxable Municipal, Treasury and Agency Securities.

The above-stated credit quality policies of the Fund apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that one or more of S&P, Fitch and Moody’s (each, a “Rating Agency”) downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including to below investment grade credit quality) if the Adviser believes it would be advantageous to do so.   The above-stated credit quality policies of the Fund apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that one or more of S&P, Fitch and Moody’s (each, a “Rating Agency”) downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including to below investment grade credit quality) if the Adviser believes it would be advantageous to do so; provided, however, that holdings of obligations rated below investment grade will be no more than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund’s credit quality limitations.  In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.  Although Eaton Vance considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies.  Credit ratings are based largely on a Rating Agency’s investment analysis at the time of rating, and the rating assigned to a particular security is not necessarily a reflection of the issuer’s current financial condition, the Rating Agency’s assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.  In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Securities rated below investment grade (and comparable quality unrated securities) may have speculative characteristics. Such securities are commonly referred to as “junk” or “high yield” and are considered higher risk.  Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. See “Risk Considerations.”

The Fund expects initially to have an average portfolio duration of approximately 2 – 4.5 years. Although the Fund may invest in securities of any maturity or duration, it does not intend to engage in significant interest rate market timing or to alter its duration target range.  Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.  The Fund may use various techniques to shorten or lengthen its dollar weighted average duration, including the acquisition of income obligations at a premium or discount, and transactions in futures contracts and options on futures. Many obligations permit the issuer at its option to “call,” or redeem, its securities. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Tax-Free Municipal Securities include federally tax-exempt bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified tax-exempt debt issued for a wide variety of both public and private purposes. For its investments in Tax-Free Municipal Securities, the Fund intends to invest primarily in general obligation or revenue bonds. General obligation bonds are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities. Tax-Free Municipal Securities also include municipal leases and participations in municipal leases. An issuer’s obligations under such leases are often subject to the appropriation of funds for the payment of the obligations, on an annual or other basis. The Fund does not currently intend to invest in a Tax-Free Municipal Security the interest on which the Adviser believes is subject to the federal alternative minimum tax.

Taxable Municipal Securities include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (“ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued considered “Build America Bonds”). Unlike other municipal obligations, interest received on Taxable Municipal Securities is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA, issuers of “direct pay” Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of “tax credit” Build America Bonds receive a federal tax credit currently equal to 35% of the coupon interest received. When investing in Build America Bonds, the Fund expects normally to invest in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds.

Treasury Securities are direct obligations of the U.S. Treasury that are supported by the full faith and credit of the United States and include obligations which differ in their interest rates, maturities and times of issuance.  These securities include: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years).

Agency Securities include obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are not issued and may not be guaranteed by the U.S. Treasury. To the extent that the Fund invests in securities of government sponsored entities, the Fund will be subject to the risks associated with such entities. Government sponsored entities, such as Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government. The U.S. Government has recently provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future. For purposes of the Fund’s investment policies, Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Certain income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning the securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The Option Overlay Strategy.  The Fund’s Option Overlay Strategy consists of writing a series of S&P 500 call and put option spread transactions, employing a systematic, rules-based approach that seeks to take advantage of the general imbalance of natural buyers of stock index options over natural sellers, which is reflected in the customary excess of option price-implied volatilities over observed market volatilities.  The strategy seeks to mitigate risk by selling option “spreads,” rather than standalone options, by staggering roll dates across the option position portfolio, and by utilizing FLexible EXchange® Options (“FLEX Options”) guaranteed for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse.

The Fund’s Option Overlay Strategy is intended to be substantially non-directional and to provide returns that are substantially uncorrelated to the returns of the S&P 500.  In implementing the Option Overlay Strategy, the Fund intends initially to enter into written call and put option spread positions that primarily have a maturity of approximately four weeks, and to stagger the timing of its spread originations and expirations through each four-week period.  For each option spread combination, the Fund intends to sell S&P 500 call spreads and put spreads with substantially equivalent notional values and identical expiration dates.  The Fund will determine the number and composition of the call and put option spreads in each combination based largely on the market exposures and maximum net loss potential of such positions.  Under normal circumstances, the Sub-Adviser intends to limit its maximum option loss potential realizable for each call and put spread combination over its roll cycle to not more than 10% of the associated net asset value of the Fund, based on observable market inputs at the time the option spread combination is entered into and determined without consideration of net premiums received.

The call and put spreads employed in the Option Overlay Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index.  Net premiums earned by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into. Returns realized on the Fund’s call and put spread positions over each roll cycle will be determined by the performance of the S&P 500.  If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss on the position.

A written call option spread consists of selling call options on an instrument and buying an equal number of call options on the same instrument at a higher exercise price.  A written put option spread consists of selling put options on an instrument and buying an equal number of put options on the same instrument at a lower exercise price.  The Fund will generally write S&P 500 call spreads and put spreads that are “out of the money” (i.e., the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of put options sold generally will be below the current level of the index when written).

The economics of writing call spreads and put spreads differs from writing equivalent calls and puts in that (a) the net premiums received are reduced by the premiums paid on the purchased options and (b) the risk of loss if written options expire in-the-money is subject to a cap defined by the difference in exercise price of the written and purchased options positions.  As described in more detail below, the Fund will sell only “covered” call and put options (i.e. where the Fund either segregates liquid assets at its custodian in amount at least equal to the exercise price of the option or holds an offsetting position).

Amounts by which written call options and put options are out-of-the-money may differ, as may the “width” (i.e., the difference between exercise prices of the written and purchased option components of each spread) and notional value of the call option and put option spread positions.  The Fund seeks to maintain over time a substantially consistent “delta,” or equity market exposure, in the call options and put options it writes.  Call and put options will generally be written more out-of-the-money during periods in which option valuations reflect higher market volatility levels, and less out-of-the-money when implied volatilities are lower.  The width and notional value of each call and put option spread combination will normally be set to maximize net premium income while limiting the loss potential of the position over its roll cycle to not more than 10% of the associated net asset value of the Fund before  considering the associated net premiums received.

The maximum profit potential on written S&P 500 call spread and put spread combinations such as the Fund intends to employ is equal to the amount of net premium received, and is realized if the price of the S&P 500 upon contract maturity is above the exercise price of the written put options and below the exercise price of the written call options.  The maximum loss potential on written S&P 500 call spread and put spread combinations such as the Fund intends to employ is equal to the maximum net settlement proceeds payable on the written call or put spread (but never both), less the amount of net premium received, and is realized if the S&P 500 expires at or above the exercise price of the purchased call option (loss on call spread) or at or below the exercise price of the purchased put option (loss on put spread).

In its option program, the Fund intends to utilize primarily FLEX Options, which are customized option contracts available through the Chicago Board Options Exchange. FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions.  The Fund has no current intention to invest in over-the-counter option transactions.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the “SEC”) or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” as defined in the Internal Revenue Code of 1986, as amended (the “Code”).  Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and

40% short-term, regardless of holding period.  The Fund intends to invest primarily in options that are “section 1256 contracts.”

Options on SPDRs do not qualify as “section 1256 contracts.” If such a written option expires unexercised, the premium received is short-term capital gain. If such a written option is closed, the difference between the premium received and the amount paid to close out the position is short-term capital gain or loss.  If such a written option is cash settled, any resulting gain or loss will be short-term. For such a purchased option, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If such a purchased option expires, the resulting loss is a capital loss and is short-term, or, in the less likely event that the holding period for such option exceeds 12 months, long term. If such a written put option is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized on sale of the securities. If such a written call option is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized at the time of option exercise.  The Fund does not currently intend to utilize SPDR options in connection with the Option Overlay Strategy unless there is a change of circumstance, legal or otherwise, that makes their utilization necessary or practical to the implementation of the Fund's investment strategy.

An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option.  A call option on an individual security, such as a SPDR, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual call option is exercised, the seller is required to deliver the underlying security.  If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller.  When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option.  A put option on an individual security, such as a SPDR, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual put option is exercised, the seller is required to purchase the underlying security.

The net premium received by a seller of call and put spreads equals the total premiums received on the calls and puts written less the total premiums paid with respect to the calls and puts that are purchased.  Because the exercise price of the purchased call and put positions will always be more out-of-the-money than the associated written puts and calls, the net premiums received by the Fund on sales of call and put spreads will be consistently positive.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts.  If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds.  If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.  If purchased calls or puts expire in-the-money, the net amount payable by the Fund will be capped at an amount defined by the difference in exercise price of the written and purchased options positions.

The Fund will sell only “covered” call and put options. A written call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Trustees) in an amount equal to the market value of the securities but not less than the strike or the exercise price of the option (or, in the case of options on SPDRs, owns SPDRs equal to the number subject to the call).  A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the strike or exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Trustees (or, in the case of options on SPDRs, the Fund owns a number of SPDRs with a value equivalent to the difference).  In the case of call spread transactions, the Fund will generally cover the written call options by purchasing corresponding calls with a higher exercise price and maintaining with its custodian the difference in segregated liquid assets.

A written put option similarly is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Trustees) in an amount at least equal to or higher than the strike or exercise price of the option.  A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Trustees).   In the case of put spread transactions, the Fund will generally cover the written puts by purchasing corresponding puts with a lower exercise price and maintaining with its custodian the difference in segregated liquid assets.

Tax-Advantaged Investing. In implementing the Fund’s investment strategy, the Adviser will generally seek to employ strategies designed to minimize the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, including (1) investing in Tax-Free Municipal Securities the income on which is exempt from regular federal income tax as a major component of the Bond Strategy; (2) utilizing in the Option Overlay Strategy index options that qualify for treatment as “section 1256 contracts” under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period, and (3) considering the tax implications of portfolio transactions, including the character (short-term or long-term) of realized gains and losses, as an ongoing element of the investment program.

The S&P 500 Index is determined, composed and calculated by Standard & Poor’s without regard to the Fund or its use of the S&P 500 Index in the Option Overlay Strategy. Standard and Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the S&P 500 Index or any data included therein. In publishing the S&P 500 Index, Standard and Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the S&P 500 Index or any data included therein. Standard & Poor’s has no obligation to take the needs of the Fund or Common Shareholders into consideration in determining, composing or calculating the S&P 500 Index.

The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s. Standard and Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. Standard and Poor’s makes no representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund  or results to be obtained by the Fund, Common Shareholders or any other person or entity from use of the S&P 500 Index.  Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Fund.

SPDR Trust Series 1 (the “SPDR Trust”) is an exchange-traded fund (“ETF”), sponsored by PDR Services LLC (wholly-owned by NYSE EuroNext) and whose trustee is State Street Bank and Trust Company, that seeks to track the performance of the S&P 500. SPDRs are units of stock of the trust that are listed for trading on the NYSE, on which options and or other derivatives may be traded.  The SPDR Trust is operated without regard to the Fund or its potential use of SPDRs as a reference security for the Option Overlay Strategy.  The SPDR Trust and its sponsor have no obligation to take the needs of the Fund or its Common Shareholders into consideration in their management.

LISTING

The Fund intends to apply for the listing of its Common Shares on the NYSE under the ticker symbol “EXD”.

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISER

Eaton Vance, a direct wholly owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator. As of March 31, 2010, Eaton Vance and its affiliates managed approximately $173.1 billion of fund and separate account assets on behalf of clients. Eaton Vance has engaged its indirect controlled affiliate PRA as sub-adviser to the Fund. PRA managed approximately $3.532 billion in assets as of March 31, 2010.  Eaton Vance will be responsible for the Fund’s overall investment program, structuring and managing the Fund’s Core Strategy, providing research support to the Sub-Adviser and supervising the performance of the Sub-Adviser.  PRA will be responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy. See “Management of the Fund.”

DISTRIBUTIONS

The Fund intends to pay regular quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The tax treatment and characterization of the Fund’s distributions may vary substantially over time because of the nature of the Fund’s investments.  Initial distributions to Common Shareholders are expected to be declared approximately [75] days and are expected to be paid approximately [90 to 120] days after the completion of this offering.

To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. At least annually, the Fund intends to distribute any net capital gain not previously distributed or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend reinvestment plan.”

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Trustees might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Trustees might also consider the conversion of the Fund to an open-end management investment company in response to substantial and sustained trading discounts. The Trustees believe, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Trustees would vote to convert the Fund to an open-end management investment company.   See “Description of capital structure.”

SPECIAL RISK CONSIDERATIONS

General Risks

No operating history

The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and investment of the Fund. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Tax risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. Income earned on the Fund’s bond investments will likely include varying amounts of interest that is exempt from federal income tax, interest exempt from state and local income tax, and interest that is subject to federal and/or state and local income tax.  Returns derived from the Fund’s positions in index options will generally be treated partly as short-term and partly as long-term capital gain or loss. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.  For instance, the United States Congress is considering numerous proposals to decrease the budget deficit in the United States, some of which include increasing federal income taxes or decreasing certain tax treatments currently included in the Code.  If Congress were to change or eliminate the tax treatment of options that qualify as “section 1256 contracts” under the Code, the Sub-Adviser's ability to use the Option Overlay Strategy effectively or to implement the Fund's investment objective would be adversely affected.  See “Federal income tax matters.”

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from most municipal obligations normally is not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its Common Shareholders to the extent that their tax liability is determined under the federal alternative minimum tax.

Management risk

The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, PRA and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, PRA and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund’s investment objective. There is no assurance that Eaton Vance, PRA and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance, PRA and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market price of common shares

The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Market disruption

The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets.

Anti-takeover provisions

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Trustees. These provisions include staggered elections of Trustees and require the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize certain transactions.  See “Description of capital structure—Anti-takeover provisions in the Declaration of Trust.”

Risks Associated with the Bond Strategy

Interest rate and income risk

The prices of fixed-rate securities held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate securities tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate securities. A decline in the prices of the fixed-rate securities owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund’s Common Shares. This risk is usually greater among fixed-rate securities with longer maturities or durations.

The distributions paid by the Fund are based in part on the interest it earns from its Bond Strategy investments, which can vary widely over the short- and long-term. If market interest rates drop, the Fund’s income could fall over time if the Fund purchases securities with lower interest coupons.

Call and other reinvestment risks

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call is exercised by an issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. This could decrease the Fund’s distributions and possibly affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from maturing obligations at market interest rates that are below the Fund’s current earnings rate.

Inflation risk/deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Credit risk

Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower rated bonds carry a greater risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s distributions.  Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund’s investments. The Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including below investment grade quality) if the Adviser believes it would be advantageous to do so.

The Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund’s credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Fund invested in only rated obligations.

The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Liquidity risk

The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it difficult to sell securities held at desirable times and/or prices. The Fund may not be able to readily dispose of less liquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity of securities held could also affect the market price of the securities, thereby adversely affecting the Fund’s net asset value. At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion or all of such securities. No established resale market may exist for certain of the income securities in which the Fund may invest.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain securities in which the Fund will invest will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Fund’s portfolio is generally less than for stocks and taxable bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or invested exclusively in taxable bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Weak economic conditions such as are now being experienced may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Fund’s investments in municipal obligations.

Risks of municipal leases and certificates of participation

The Fund may invest in municipal leases and certificates of participation that involve special risks not normally associated with general obligations or revenue obligations. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer), issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. The issuer’s obligations under such leases are often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.  Certain municipal lease obligations owned by the Fund may be deemed illiquid, unless determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities.  In determining the liquidity of municipal lease obligations, the Adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity.

Taxable municipal securities risk

The market for Build America Bonds and other taxable municipal securities is smaller and less diverse than the broader municipal securities market. In addition, because Build America Bonds are a new form of municipal financing and because issuance of Build America Bonds will cease December 31, 2010 unless the relevant provisions of the Act are extended, it is difficult to predict the extent to which a market for such bonds will develop.  Build America Bonds thus may experience greater illiquidity than other types of municipal securities. If the ability to issue Build America Bonds is not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. In addition, illiquidity may negatively affect the value of the bonds. Because the Build America Bonds program is new, certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation.

U.S. Government securities risk

U.S. Government securities include Treasury Securities, which differ in their interest rates, maturities and times of issuance, and Agency Securities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Recent events regarding Fannie Mae and Freddie Mac securities.

While U.S. Government agencies (such as Fannie Mae and Freddie Mac) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.  The value of Fannie Mae and Freddie Mac’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

State specific risk

The Fund does not currently intend to invest more than 25% of its net assets in municipal obligations of issuers located in the same state or U.S. territory, but reserves the flexibility to do so in the future. If the Fund invests a large percentage of its net assets in any one state or territory, the Fund will be more susceptible to adverse economic, political or regulatory occurrences affecting the state or territory.  For purposes of this policy, the Fund’s investments in pre-refunded municipal obligations that are fully backed as to payment of principal and interest by a pledge to an independent escrow agent of U.S. Government securities will not be treated as obligations of an issuer located in a particular state.

Risks Associated with the Option Overlay Strategy

S&P 500 risks

The call and put spreads employed in the Option Overlay Strategy reference the performance of the S&P

500, a broad-based U.S. stock market index.  Net premiums earned by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into. Returns realized on the Fund’s call and put spread positions over each roll cycle will be determined by the performance of the S&P 500.  If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss.  The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.

Options risks generally

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume;  or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The value of S&P 500 index options is affected by changes in the value and dividend rates of the securities represented in the S&P 500, changes in interest rates, changes in the actual or perceived volatility of the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Risk of call options

The purchaser of an index call option has the right to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. As the writer of index call options, the Fund will be responsible during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. When a SPDR call option is exercised, the Fund will generally be required to deliver the underlying security.  As a seller of SPDR call options, if the Fund does not own the underlying security it may be required to purchase the security to meet the requirements of the contract. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.   The risk of selling sell options in a spread transaction is mitigated by the purchase of offsetting options at a higher exercise price, thereby capping the maximum loss potential.

Risk of put options

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option.  Because their exercise is settled in cash, sellers of index put options such as the Fund cannot provide in advance for their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Put options on SPDRs written by the Fund may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.  If the Fund does not own the underlying security it may be required to purchase the security to meet the requirements of the contract. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.  The risk of selling put options in a spread transaction is mitigated by the purchase of offsetting options at a lower exercise price, thereby capping the maximum loss potential.

The Option Overlay Strategy seeks to take advantage of, and its effectiveness is dependent on, the general imbalance of natural buyers of stock options over natural sellers, which is reflected in the customary imbalance between option price-implied volatilities and observed market volatilities. This imbalance between option price-implied volatilities and observed market volatilities is currently a feature in the option market, and the Fund cannot assure shareholders  that this feature will continue to exist in the option market going forward. It is possible that this imbalance could decrease or be entirely eliminated as a result of the actions of investors like the Fund or others using trading strategies similar to the Option Overlay Strategy, which could have an adverse effect on the Sub-Adviser's ability to use the Option Overlay Strategy effectively or to implement the Fund's investment objective.

SPDR risks

Call and put spreads employed by the Fund may be based on SPDRs, rather than directly on the S&P 500.  SPDRs represent share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500. The value of SPDRs is subject to change as the values of the component securities fluctuate. SPDRs may not exactly match the performance of S&P 500 due to cash balances, differences in securities weightings, expenses and other factors.  The Fund will not make direct investments in SPDRs and does not currently intend to utilize SPDR options in connection with the Option Overlay Strategy.  SPDR options do not qualify as “section 1256 contracts” and disposition of any SPDR options utilized in the Option Overlay Strategy will result in short-term or long-term capital gains or losses depending on the circumstances, which may not effectively implement the Fund’s investment objective. However, SPDRs are otherwise subject to the same risks as the S&P 500 and SPDR options are subject to the same risks as S&P 500 options. See “— S&P 500 risks” and “— Options risks generally.”

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.
Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Common Shareholders	0.[ ]%(1)(2)
Dividend reinvestment plan fees	None(3)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Investment advisory and administration fee	1.25%(4)
Other expenses	[ ]	%(5)
Total annual expenses	[ ] %

The Other expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately [     ] Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [  ]% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
_____________________________
*   The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)           Eaton Vance has agreed to reimburse all organizational costs and pay all offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).

(2)           The Adviser (Eaton Vance) has agreed to pay from its own assets, an upfront marketing and structuring fee to [   ], an upfront structuring fee to [    ]., an upfront structuring fee to [    ] and an upfront structuring fee to [    ].  The Adviser (Eaton Vance) has agreed to pay marketing and structuring fees and/or other additional compensation to certain qualifying underwriters in connection with the offering.  These payments will be made by Eaton Vance from its own resources, and are not borne by the Fund.  See “Underwriting.

(3)           You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)           The investment advisory and administration fee rate is reduced on net assets of the Fund exceeding $1.5 billion.  See “Management of the Fund―The Adviser.”

(5)           Estimated other expenses based on the current fiscal year.

The Fund

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 14, 2010 and filed with the Secretary of the Commonwealth on such date (the “Declaration of Trust”).  The Fund has no operating history. The Fund’s principal office is located at 2 International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). Eaton Vance has engaged, Parametric Risk Advisors, LLC (“PRA” or “Sub-Adviser”), a subsidiary of Parametric Portfolio Associates LLC (an affiliate of Eaton Vance), as a sub-adviser to the Fund.

This prospectus relates to the initial public offering of the Fund’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share). See “Underwriting.”

Use of proceeds

The net proceeds of this offering of the Fund’s Common Shares will be approximately $     ($     if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within [three months] after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents. Investors should expect that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund would earn interest income at a modest rate.

Investment objective, policies and risks

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide tax-advantaged current income and gains. The Fund uses tax-advantaged short-term, high quality bond strategy (the “Bond Strategy”) and a rules-based option overlay strategy (the “Option Overlay Strategy”) to pursue its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate attractive after-tax returns with low volatility and low correlation to stock and long-duration fixed income market returns.  There is no assurance that the Fund will achieve its investment objective.

PRIMARY INVESTMENT POLICIES

Under normal market circumstances, the Fund’s investment program will include (1) investing in a diversified portfolio of short-term, high quality debt obligations, consisting primarily of municipal obligations that are exempt from regular federal income tax (“Tax-Free Municipal Securities”), taxable municipal obligations (“Taxable Municipal Securities”), direct obligations of the U.S. Treasury (“Treasury Securities”) and/or obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises (“Agency Securities”) and (2) employing a rules-based option overlay strategy that consists of writing a series of call spreads and put spreads on the S&P 500 Composite Stock Price Index (the “S&P 500”), SPDR Trust Series 1 units (“SPDRs”) and/or another proxy for the S&P 500.  Substantially all of the Fund’s net assets will normally be invested in the Bond Strategy, the assets of which serve as collateral for the Option Overlay Strategy.  Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) the Bond Strategy and (2) the Option Overlay Strategy. The amount of the Fund’s assets on which the Option Overlay Strategy will be applied may fluctuate over time based upon market conditions, but generally is expected to be between 80% and 100% of the Fund’s net assets under normal market conditions.

The Fund’s investment objective is considered a non-fundamental policy that may be changed by the Fund’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Fund’s common shares (“Common Shareholder”).  The Fund’s policy to invest under normal market conditions, at least 80% of its total assets in a combination of (1) the Bond Strategy and (2) the Option Overlay Strategy, is non-fundamental and may only be changed by the Trustees following the provision of 60 days prior written notice to Common Shareholders.

The Bond Strategy

The Bond Strategy consists of investing in a diversified portfolio of short-term, high quality debt obligations selected and managed seeking after-tax total return.  The Fund’s Municipal Security investments will normally consist primarily of securities that, at time of purchase, are rated in the two highest rating categories (AA or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the Adviser to be of comparable quality.  The Fund may invest up to 30% of its net assets in Municipal Securities that are rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  The Treasury and Agency Securities in which the Fund will invest generally will be rated AAA by one or more of S&P, Fitch and Moody’s or, if unrated, determined by the Adviser to be of comparable quality.  A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating for purposes of the Fund’s investment policies (meaning that AA- and Aa3 are treated as within the two highest rating categories).  The Fund expects initially to have an overall average portfolio credit quality of approximately AA+/Aa1. The Fund does not currently intend to invest in Tax-Free Municipal Securities the interest on which the Adviser believes is subject to the federal alternative minimum tax.

In selecting securities for the Fund’s Bond Strategy, the portfolio manager will identify certain benchmark ratios that the manager believes represent efficient pricing of Tax-Free Municipal Securities in relation to Taxable Municipal, Treasury and Agency Securities with similar durations. Such ratios are primarily a function of the respective yields of Municipal, Taxable Municipal, Treasury and Agency Securities. When the prices of Tax-Free Municipal Securities deviate from such benchmark ratios, the portfolio manager may consider them to be overvalued or undervalued in relation to Taxable Municipal, Treasury and Agency Securities, depending on the nature of the price deviation, and may adjust the Fund’s asset mix among Municipal, Taxable Municipal, Treasury and Agency Securities as deemed consistent with the Fund’s investment objective. The Fund’s Municipal/Taxable Municipal/Treasury/Agency cross-over strategy is primarily quantitatively driven and generally will be implemented as benchmark ratios dictate, unless anticipated changes in tax rates or regulations governing Municipal Securities indicate that a change in relative yield relationships is warranted. Allocation decisions will be influenced by a tax requirement that at least 50% of the Fund’s total assets be invested in Tax-Free Municipal Securities as of the end of each fiscal quarter in order to pass tax-exempt income to Common Shareholders.  The Fund expects normally to meet that requirement on an ongoing basis. The portfolio manager may seek to enhance after-tax total return by actively engaging in relative value trading within the portfolio to take advantage of price appreciation opportunities in the markets for Municipal, Taxable Municipal, Treasury and Agency Securities.

The above-stated credit quality policies of the Fund apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that one or more of S&P, Fitch and Moody’s (each, a “Rating Agency”) downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including to below investment grade credit quality) if the Adviser believes it would be advantageous to do so; provided, however, that holdings of obligations rated below investment grade will be no more than 10% of net assets.  In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed this limitation, the Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund’s credit quality limitations.   In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.  Although Eaton Vance considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies.  Credit ratings are based largely on a Rating Agency’s investment analysis at the time of rating, and the rating assigned to a particular security is not necessarily a reflection of the issuer’s current financial condition, the Rating Agency’s assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.  In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Municipal obligations held by the Fund that are backed by escrow accounts containing U.S. Government obligations may be determined by the Adviser to be of equivalent quality to the escrowed securities for purposes of the Fund’s investment policies.

Securities rated below investment grade (and comparable quality unrated securities) may have speculative characteristics. Such securities are subject to greater risk of the issuer being unable to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which normally react primarily to movements in the general level of interest rates.  Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower rated securities to make principal and interest payments. When the Fund holds lower rated or unrated securities, the achievement of the Fund’s investment objective is more dependent on the Adviser’s ability than would be the case if the Fund were investing in higher rated securities. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

The Fund expects initially to target an average portfolio duration of approximately 2 – 4.5 years. Although the Fund may invest in securities of any maturity or duration, it does not intend to engage in significant interest rate market timing or to alter its duration target range.  Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.  The Fund may use various techniques to shorten or lengthen its dollar weighted average duration, including the acquisition of income obligations at a premium or discount, and transactions in futures contracts and options on futures. Many obligations permit the issuer at its option to “call,” or redeem, its securities. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Tax-Free Municipal Securities include federally tax-exempt bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified tax-exempt debt issued for a wide variety of both public and private purposes. For its investments in Tax-Free Municipal Securities, the Fund intends to invest primarily in general obligation or revenue bonds. General obligation bonds are secured by the issuer’s faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities. Tax-Free Municipal Securities include municipal leases and participations in municipal leases. An issuer’s obligations under such leases are often subject to the appropriation of funds for the payment of the obligations, on an annual or other basis. The Fund does not currently intend to invest in Tax-Free Municipal Securities the interest on which the Adviser believes is subject to the federal alternative minimum tax.

Taxable Municipal Securities include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (“ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued considered “Build America Bonds”). Unlike most other municipal obligations, interest received on Taxable Municipal Securities is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA, issuers of “direct pay” Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of “tax credit” Build America Bonds receive a federal tax credit currently equal to 35% of the coupon interest received. When investing in Build America Bonds, the Fund expects normally to invest in direct pay Build America Bonds and “principal only” strips of tax credit Build America Bonds.

Treasury Securities are direct obligations of the U.S. Treasury that are supported by the full faith and credit of the United States and include obligations which differ in their interest rates, maturities and times of issuance.  These securities include: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years).

Agency Securities include obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are not issued and may not be guaranteed by the U.S. Treasury. To the extent that the Fund invests in securities of government sponsored entities, the Fund will be subject to the risks associated with such entities. Government sponsored entities, such as Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (“FHLBs”), the Private Export Funding Corporation (“PEFCO”), the Federal Farm Credit Banks (“FFCB”) and the Tennessee Valley Authority (“TVA”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. Government. The U.S. Government has recently provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future. For purposes of the Fund’s investment policies, Treasury Securities and Agency Securities also include any security or agreement collateralized or otherwise secured by Treasury Securities or Agency Securities, respectively. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Certain income securities may be purchased on a “forward commitment” or “when-issued” basis (meaning the securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The Option Overlay Strategy

The Fund’s Option Overlay Strategy consists of writing a series of S&P 500 call and put option spread transactions, employing a systematic, rules-based approach that seeks to take advantage of the general imbalance of natural buyers of stock index options over natural sellers, which is reflected in the customary excess of option price-implied volatilities over observed market volatilities.  The strategy seeks to mitigate risk by selling option “spreads,” rather than standalone options, by staggering roll dates across the option position portfolio, and by utilizing FLexible EXchange® Options (“FLEX Options”) guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse.

The Fund’s Option Overlay Strategy is intended to be substantially non-directional and to provide returns that are substantially uncorrelated to the returns of the S&P 500.  In implementing the Option Overlay Strategy, the Fund intends initially to enter into written call and put option spread positions that primarily have a maturity of approximately four weeks, and to stagger the timing of its spread originations and expirations through each four-week period.  For each option spread combination, the Fund intends to sell S&P 500 call spreads and put spreads with substantially equivalent notional values and identical expiration dates.  The Fund will determine the number and composition of the call and put option spreads in each combination based largely on the market exposures and maximum net loss potential of such positions.  Under normal circumstances, the Adviser intends to limit its maximum option loss potential realizable for each call and put spread combination over its roll cycle to not more than 10% of the associated net asset value of the Fund, based on observable market inputs at the time the option spread combination is entered into and determined without consideration of net premiums received.

The call and put spreads employed in the Option Overlay Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index.  Net premiums earned by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into. Returns realized on the Fund’s call and put spread positions over each roll cycle will be determined by the performance of the S&P 500.  If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss on the position.

A written call option spread consists of selling call options on an instrument and buying an equal number of call options on the same instrument at a higher exercise price.  A written put option spread consists of selling put options on an instrument and buying an equal number of put options on the same instrument at a lower exercise price.  The Fund will generally write S&P 500 call spreads and put spreads that are “out of the money” (i.e., the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of put options sold generally will be below the current level of the index when written).  The economics of writing call spreads and put spreads differs from writing equivalent calls and puts in that (a) the net premiums received are reduced by the premiums paid on the purchased options and (b) the risk of loss if written options expire in-the-money is subject to a cap defined by the difference in exercise price of the written and purchased options positions.  The Fund will sell only “covered” call and put options (i.e. where the Fund either segregates liquid assets at its custodian an amount at least equal to the exercise price of the option; or holds an offsetting position.)

Amounts by which written call options and put options are out-of-the-money may differ, as may the “width” (i.e., the difference between exercise prices of the written and purchased option components of each spread) and notional value of the call option and put option spread positions.  The Fund seeks to maintain over time a substantially consistent “delta,” or equity market exposure, in the call options and put options it writes.  Call and put options will generally be written more out-of-the-money during periods in which option valuations reflect higher market volatility levels, and less out-of-the-money when implied volatilities are lower.  The width and notional value of each call and put option spread combination will normally be set to maximize net premium income while limiting the loss potential of the position over its roll cycle to not more than 10% of the associated net asset value of the Fund before  considering the associated net premiums received.

The maximum profit potential on written S&P 500 call spread and put spread combinations such as the Fund intends to employ is equal to the amount of net premium received, and is realized if the price of the S&P 500 upon contract maturity is above the exercise price of the written put options and below the exercise price of the written call options.  The maximum loss potential on written S&P 500 call spread and put spread combinations such as the Fund intends to employ is equal to the maximum net settlement proceeds payable on the written call or put spread (but never both), less the amount of net premium received, and is realized if the S&P 500 expires at or above the exercise price of the purchased call option (loss on call spread) or at or below the exercise price of the purchased put option (loss on put spread).

In its option program, the Fund intends to utilize primarily FLEX Options, which are customized option contracts available through the Chicago Board Options Exchange. FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions.  The Fund has no current intention to invest in over-the-counter option transactions.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (“SEC”) or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” as defined in the Internal Revenue Code of 1986, as amended (the “Code”).  Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period.  The Fund intends to invest primarily in options that are “section 1256 contracts.”

Options on SPDRs do not qualify as “section 1256 contracts.” If such a written option expires unexercised, the premium received is short-term capital gain. If such a written option is closed, the difference between the premium received and the amount paid to close out the position is short-term capital gain or loss.  If such a written option is cash settled, any resulting gain or loss will be short-term. For such a purchased option, any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If such a purchased option expires, the resulting loss is a capital loss and is short-term or, in the less likely event that the holding period for such option exceeds 12 months, long-term. If such a written put option is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized on sale of the securities. If such a written call option is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized at the time of option exercise.  The Fund does not currently intend to utilize SPDR options in connection with the Option Overlay Strategy unless there is a change of circumstance, legal or otherwise, that makes their utilization necessary or practical to the implementation of the Fund's investment strategy.

An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option.  A call option on an individual security, such as a SPDR, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual call option is exercised, the seller is required to deliver the underlying security.  If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller.  When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option.  A put option on an individual security, such as a SPDR, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual put option is exercised, the seller is required to purchase the underlying security.

The net premium received by a seller of call and put spreads equals the total premiums received on the calls and puts written less the total premiums paid with respect to the calls and puts that are purchased.  Because the exercise price of the purchased call and put positions will always be more out-of-the-money than the associated written puts and calls, the net premiums received by the Fund on sales of call and put spreads will be consistently positive.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts.  If written calls and puts expire worthless, the Fund will neither pay nor receive settlement proceeds.  If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.  If purchased calls or puts expire in-the-money, the net amount payable by the Fund will be capped at an amount defined by the difference in exercise price of the written and purchased options positions.

The Fund will sell only “covered” call and put options. A written call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Trustees) in an amount at least equal to the exercise price of the option (or, in the case of options on SPDRs owns an equivalent number of SPDRs as those subject to the call).  A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Trustees (or, in the case of options on SPDRs, owns a number of SPDRs equivalent to the difference).   In the case of call spread transactions, the Fund will generally cover the written call options by purchasing corresponding calls with a higher exercise price and maintaining with its custodian the difference in segregated liquid assets.

A written put option similarly is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Trustees) in an amount at least equal to the exercise price of the option.  A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Trustees).   In the case of put spread transactions, the Fund will generally cover the written puts by purchasing corresponding puts with a lower exercise price and maintaining with its custodian the difference in segregated liquid assets.

In certain market circumstances, for temporary defensive purposes, the Fund may forgo implementing its Option Overlay Strategy.

Tax-Advantaged Investing

In implementing the Fund’s investment strategy, the Adviser will generally seek to employ strategies designed to minimize the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, including (1) investing in Tax-Free Municipal Securities the income on which is exempt from regular federal income tax as a major component of the Bond Strategy; (2) utilizing in the Option Overlay Strategy index options that qualify for treatment as “section 1256 contracts” under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period, and (3) considering the tax implications of portfolio transactions, including the character (short-term or long-term) of realized gains and losses, as an ongoing element of the investment program.

The S&P 500 Index is determined, composed and calculated by Standard & Poor’s without regard to the Fund or its use of the S&P 500 Index in the Option Overlay Strategy. Standard and Poor’s does not guarantee the accuracy and/or uninterrupted calculation of the S&P 500 Index or any data included therein. In publishing the S&P 500 Index, Standard and Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use of the S&P 500 Index or any data included therein. Standard & Poor’s has no obligation to take the needs of the Fund or Common Shareholders into consideration in determining, composing or calculating the S&P 500 Index.

The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s. Standard and Poor’s has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. Standard and Poor’s makes no representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in the Fund  or results to be obtained by the Fund, Common Shareholders or any other person or entity from use of the S&P 500 Index.  Standard & Poor’s has no liability in connection with the management, administration, marketing or trading of the Fund.

SPDR Trust Series 1 (the “SPDR Trust”) is an exchange-traded fund (“ETF”), sponsored by PDR Services LLC (wholly-owned by NYSE EuroNext) and whose trustee is State Street Bank and Trust Company, that seeks to track the performance of the S&P 500. SPDRs are units of stock of the trust that are listed for trading on the NYSE, on which options and or other derivatives may be traded.  The SPDR Trust is operated without regard to the Fund or its potential use of SPDRs as a reference security for the Option Overlay Strategy.  The SPDR Trust and its sponsor have no obligation to take the needs of the Fund or its Common Shareholders into consideration in their management.

PORTFOLIO CONTENTS

Municipal obligations.  Municipal obligations include bonds, notes and commercial paper issued by state and local governmental entities for a wide variety of both public and private purposes. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state’s legislature.

Municipal obligations may be issued to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal obligations also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal obligations may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal obligations also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Fund may invest in both taxable municipal obligations and municipal obligations on which the interest is exempt from federal income tax.  The Fund may purchase municipal obligations in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero-coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities. Such municipal obligations also may be acquired through investments in pooled vehicles, partnerships, or other investment companies.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Municipal leases.  The Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities.  Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Municipal notes.  Municipal securities in the form of notes generally are used by municipal issuers to provide for short-term capital needs in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that are intended to be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine individual characteristics of tax anticipation notes and revenue anticipation notes. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

U.S. Government securities.  U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, TVA and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal. The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Options generally.  In implementing the Option Overlay Strategy, the Fund will hold long and short positions in call and put options on the S&P 500, SPDRs and/or another proxy for the S&P 500.  Options are a type of financial derivative (which are instruments that derive their value from the performance of a specified reference instrument, security or index) through which option sellers assume conditional obligations to option buyers relating to the reference instrument, security or index.

Call options.  An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option.  A call option on an individual security, such as a SPDR, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual call option is exercised, the seller is required to deliver the underlying security.  If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

Put options.  An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price (the strike price of the put option) as of the valuation date of the option.  Upon entering into the position, a premium is paid by the purchaser to the seller.  When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option.  A put option on an individual security, such as a SPDR, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an upfront premium by the purchaser to the seller.  When an individual put option is exercised, the seller is required to purchase the underlying security.

Option spreads.  A purchased call option spread consists of buying call options on a reference instrument, security or index and selling an equal number of call options on the same reference item at a higher exercise price.  A purchase put option spread consists of buying put options on reference instrument, security or index and selling an equal number of put options on the same reference item at a lower exercise price.  A written call option spread consists of selling call options on reference instrument, security or index an instrument and buying an equal number of call options on the same reference item at a higher exercise price.  A written put option spread consists of selling put options on a reference instrument, security or index and buying an equal number of put options on the same reference item at a lower exercise price.  Writing option spreads differs from writing equivalent calls and puts in that (a) the net premiums received are reduced by the premiums paid on the purchased options and (b) the risk of loss if written options expire in-the-money is subject to a cap defined by the difference between the exercise prices of the written and purchased options positions.

S&P 500 index option spread writing example.  Assume the S&P 500 trades at 1,140 and the following market prices apply to 28-day S&P 500 index call and put option contracts:

Option Type	Strike Price	Option Price

Put	1,010	$3.20
Put	1,060	6.00

Call	1,175	$8.00
Call	1,225	2.00

From the above, writing one 1060/1010 put spread would produce net premium to the seller of $2.80 (= $6.00 – 3.20) and writing one 1175/1225 call spread would generate net premium to the seller of $6.00 (= $8.00 – 2.00).  A seller of both one put and one call spread would receive net premiums of $8.80 (= $2.80 + 6.00).

If the seller of the put and call option spreads holds all positions until the contracts expire, the amount of net profit or loss realized by the seller will be determined by the settlement value of the S&P 500 at contract expiration. If the settlement value of the S&P 500 is between 1,060 and 1,175, all options expire worthless.  Net profit to the option spread seller equals the $8.80 net premium received.

If the settlement value of the S&P 500 is below 1,010, both put options expire in-the-money and both call options expire worthless.  Net loss realized by the option spread seller equals the $50.00 net settlement payments on the put options less the $8.80 net premiums received, or $41.20. Similarly, if the settlement value of the S&P 500 is above 1,225, both call options expire in-the-money and both put options expire worthless.  Net loss realized by the option spread seller equals the $50.00 net settlement payments on the call options less the $8.80 net premiums received, or the same $41.20.

If the settlement value of the S&P 500 is within the 1,060 to 1,010 put spread range or the 1,175 to 1,225 call spread range, the net profit (or loss) realized by the option spread seller equals the $8.80 net premiums received less the amount by which the written put or written call expires in-the-money.  Breakeven is achieved if the S&P 500 expires at 1051.20 (= 1,060 – 8.80) or 1,183.80 (= 1,175 + 8.80).  On an overall basis, the spread writing strategy is profitable if the index expires in the range above 1,051.20 to below 1,183.80, and unprofitable if the index expires either above or below these levels.

The above example is hypothetical and for illustrative purposes only.  It is not based on actual market prices, and may not be representative of transactions engaged in by the Fund.

Code treatment of index options.  For index options that qualify as “section 1256 contracts,” Code Section 1256 generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

Code treatment of stock options.  Positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code, such as options on SPDRs, generally are treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

ADDITIONAL INVESTMENT PRACTICES AND CONSIDERATIONS

Zero-coupon bonds.  Some of the obligations in which the Fund invests may include so-called “zero-coupon” bonds, whose values generally are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Fund is required to take into account imputed income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash.  Because the Fund is required to distribute substantially all of its income for each taxable year, investments in zero-coupon bonds may require the Fund to sell investments to obtain cash needed to make income distributions.

When-issued and forward-commitment securities.  The Fund may purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield or for other purposes. The market yield of  comparable securities when the transaction settles may vary from the yield on the purchased security at the time that the forward commitment or when-issued transaction was entered into. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterpart may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into by the Fund for the purpose of investment leverage.

Asset coverage.  To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) offsetting (“covered”) positions in the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations in excess of the amount covered by offsetting positions. Assets used as cover or segregated with the custodian cannot be sold while the position requiring cover is open, unless replaced with other appropriate assets. If a large portion of the Fund’s assets are segregated or committed as cover, it could impede portfolio management flexibility.

Diversification.  The Fund is a “diversified” investment company, which means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer and (2) it may not own more than 10% of the outstanding voting securities of any one issuer. Therefore, with respect to no more than 25% of its total assets, the Fund may invest more than 5% of the value of its total assets in the obligations of any single issuer.  To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible to any single corporate, economic, political or regulatory occurrence. The Fund does not currently intend to invest more than 25% of its net assets in municipal obligations of issuers located in the same state or U.S. territory, but reserves the flexibility to do so in the future. If the Fund invests a large percentage of its net assets in any one state or territory, the Fund will be more susceptible to adverse economic, political or regulatory occurrences affecting the state or territory.  For purposes of this policy, the Fund’s investments in pre-refunded municipal obligations that are fully backed as to payment of principal and interest by a pledge to an independent escrow agent of U.S. Government securities will not be treated as obligations of an issuer located in a particular state.

Portfolio turnover.  The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. In the Bond Strategy, relative value trading among Tax-Free Municipal Securities, Taxable Municipal Securities, Treasury Securities and Agency Securities and within each of those markets may cause the Fund to have higher turnover than is typical of municipal income funds.  In the Option Overlay Strategy, the Fund expects to maintain high turnover in S&P 500 call and put option spreads, rolling each position approximately every four weeks.  On an overall basis, the Fund’s annual turnover rate will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

RISK CONSIDERATIONS

General Risks

No operating history

The Fund is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund’s Common Shares have no history of public trading.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and investment of the Fund. The value of these positions, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Tax risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. Income earned on the Fund’s bond investments will likely include varying amounts of interest that is exempt from federal income tax, interest exempt from state and local income tax, and interest that is subject to federal and/or state and local income tax.  Returns derived from the Fund’s positions in index options will generally be treated partly as short-term and partly as long-

term capital gain or loss. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.  For instance, the United States Congress is considering numerous proposals to decrease the budget deficit in the United States, some of which include increasing federal income taxes or decreasing certain tax treatments currently included in the Code.  If Congress were to change or eliminate the tax treatment of options that qualify as “section 1256 contracts” under the Code, the Sub-Adviser's ability to use the Option Overlay Strategy effectively or to implement the Fund's investment objective would be adversely affected.  See “Federal income tax matters.”

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from most municipal obligations normally is not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal obligations at desirable yield and price levels. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its Common Shareholders to the extent that their tax liability is determined under the federal alternative minimum tax.

Management risk

The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, PRA and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, PRA and the individual portfolio managers to develop and effectively implement strategies to achieve the Fund’s investment objective. There is no assurance that Eaton Vance, PRA and the individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance, PRA and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market price of common shares

The Fund is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Market disruption

The wars in Afghanistan and Iraq and other geopolitical events around the world may adversely affect the performance of U.S. and worldwide financial markets. The Fund cannot predict the effects of significant future events on the U.S. economy and securities markets.

Anti-takeover provisions

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of the Board of Trustees. These provisions include staggered elections of Trustees and require the favorable vote of the holders of at least 75% of the outstanding shares of the Fund to approve, adopt or authorize certain transactions.  See “Description of capital structure—Anti-takeover provisions in the Declaration of Trust.”

Risks Associated with the Bond Strategy

Interest rate and income risk

The prices of fixed-rate securities held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate securities tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate securities. A decline in the prices of the fixed-rate securities owned by the Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund’s Common Shares. This risk is usually greater among fixed-rate securities with longer maturities or durations.

The distributions paid by the Fund are based in part on the interest it earns from its Bond Strategy investments, which can vary widely over the short- and long-term. If market interest rates drop, the Fund’s income could fall over time if the Fund purchases securities with lower interest coupons.

Call and other reinvestment risks

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call is exercised by an issuer during a period of declining interest rates, the Fund is likely to replace the called security with a lower yielding security. This could decrease the Fund’s distributions and possibly affect the market price of Common Shares. Similar risks exist when the Fund invests the proceeds from maturing obligations at market interest rates that are below the Fund’s current earnings rate.

Inflation risk/deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s investments.

Credit risk

Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower rated bonds carry a greater risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s distributions.  Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund’s investments. The Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Fund may continue to hold securities that are downgraded (including below investment grade quality) if the Adviser believes it would be advantageous to do so.

The Fund may invest in unrated obligations for which Eaton Vance will make a credit quality determination for purposes of the Fund’s credit quality policy. To the extent that the Fund invests in such unrated obligations, the Fund’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Fund invested in only rated obligations.

The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Liquidity risk

The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it difficult to sell securities held at desirable times and/or prices. The Fund may not be able to readily dispose of less liquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity of securities held could also affect the market price of the securities, thereby adversely affecting the Fund’s net asset value. At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion or all of such securities. No established resale market may exist for certain of the income securities in which the Fund may invest.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain securities in which the Fund will invest will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Fund’s portfolio is generally less than for stocks and taxable bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Eaton Vance than if the Fund were a stock fund or invested exclusively in taxable bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Weak economic conditions such as are now being experienced may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Fund’s investments in municipal obligations.

Risks of municipal leases and certificates of participation

The Fund may invest in municipal leases and certificates of participation that involve special risks not normally associated with general obligations or revenue obligations. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer), issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. The issuer’s obligations under such leases are often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of funds for the payment thereof. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.  Certain municipal lease obligations owned by the Fund may be deemed illiquid, unless determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities.  In determining the liquidity of municipal lease obligations, the Adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the Adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity.

Taxable municipal securities risk

The market for Build America Bonds and other taxable municipal securities is smaller and less diverse than the broader municipal securities market. In addition, because Build America Bonds are a new form of municipal financing and because issuance of Build America Bonds will cease December 31, 2010 unless the relevant provisions of the Act are extended, it is difficult to predict the extent to which a market for such bonds will develop.  Build America Bonds thus may experience greater illiquidity than other types of municipal securities. If the ability to issue Build America Bonds is not extended beyond December 31, 2010, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. In addition, illiquidity may negatively affect the value of the bonds. Because the Build America Bonds program is new, certain aspects of the program may be subject to additional Federal or state level guidance or subsequent legislation.

U.S. Government securities risk

U.S. Government securities include Treasury Securities, which differ in their interest rates, maturities and times of issuance, and Agency Securities. Agency Securities may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. While U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. The Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Recent events regarding Fannie Mae and Freddie Mac securities.

While U.S. Government agencies (such as Fannie Mae and Freddie Mac) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.  The value of Fannie Mae and Freddie Mac’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

State specific risk

The Fund does not currently intend to invest more than 25% of its net assets in municipal obligations of issuers located in the same state or U.S. territory, but reserves the flexibility to do so in the future. If the Fund invests a large percentage of its net assets in any one state or territory, the Fund will be more susceptible to adverse economic, political or regulatory occurrences affecting the state or territory.  For purposes of this policy, the Fund’s investments in pre-refunded municipal obligations that are fully backed as to payment of principal and interest by a pledge to an independent escrow agent of U.S. Government securities will not be treated as obligations of an issuer located in a particular state.

Risks Associated with the Option Overlay Strategy

S&P 500 risks

The call and put spreads employed in the Option Overlay Strategy reference the performance of the S&P 500, a broad-based U.S. stock market index.  Net premiums earned by the Fund and the structure of its options positions will be determined by market volatility levels and other options valuation factors reflected in the market pricing of S&P 500 index options at the time the positions are entered into. Returns realized on the Fund’s call and put spread positions over each roll cycle will be determined by the performance of the S&P 500.  If the S&P 500 appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund will incur a net loss.  The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions.

Options risks generally

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume;  or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The value of S&P 500 index options is affected by changes in the value and dividend rates of the securities represented in the S&P 500, changes in interest rates, changes in the actual or perceived volatility of the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Risk of call options

The purchaser of an index call option has the right to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. As the writer of index call options, the Fund will be responsible during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. When a SPDR call option is exercised, the Fund will generally be required to deliver the underlying security.  As a seller of SPDR call options, if the Fund does not own the underlying security it may be required to purchase the security to meet the requirements of the contract. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.  The risk of selling sell options in a spread transaction is mitigated by the purchase of substantially identical options at a higher exercise price, thereby capping the maximum loss potential.

Risk of put options

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option.  Because their exercise is settled in cash, sellers of index put options such as the Fund cannot provide in advance for their potential settlement obligations by selling short the underlying securities. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Put options on SPDRs written by the Fund may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.  If the Fund does not own the underlying security it may be required to purchase the security to meet the requirements of the contract. Thus, the exercise of put options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.  The risk of selling put options in a spread transaction is mitigated by the purchase of offsetting options at a lower exercise price, thereby capping the maximum loss potential.

The Option Overlay Strategy seeks to take advantage of, and its effectiveness is dependent on, the general imbalance of natural buyers of stock options over natural sellers, which is reflected in the customary imbalance between option price-implied volatilities and observed market volatilities. This imbalance between option price-implied volatilities and observed market volatilities is currently a feature in the option market, and the Fund cannot be assured that this feature will continue to exist in the option market going forward. It is possible that this imbalance could decrease or be entirely eliminated as a result of the actions of investors like the Fund or others using trading strategies similar to the Option Overlay Strategy, which could have an adverse effect on the Sub-Adviser's ability to use the Option Overlay Strategy effectively or to implement the Fund's investment objective.

SPDR risks

Call and put spreads employed by the Fund may be based on SPDRs, rather than directly on the S&P 500.  SPDRs represent share interests in an exchange-traded fund that seeks to replicate the performance of the S&P 500. The value of SPDRs is subject to change as the values of the component securities fluctuate. SPDRs may not exactly match the performance of S&P 500 due to cash balances, differences in securities weightings, expenses and other factors.  The Fund will not make direct investments in SPDRs and does not currently intend to utilize SPDR options in connection with the Option Overlay Strategy.  SPDR options do not qualify as “section 1256 contracts” and disposition of any SPDR options utilized in the Option Overlay Strategy will result in short-term or long-term capital gains or losses depending on the circumstances, which may not effectively implement the Fund’s investment objective. However, SPDRs are otherwise subject to the same risks as the S&P 500 and SPDR options are subject to the same risks as S&P 500 options. See “— S&P 500 risks” and “— Options risks generally.”

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board of Trustees under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance will act as the Fund’s investment adviser and administrator under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at 2 International Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of March 31, 2010, Eaton Vance and its affiliates managed approximately $173.1 billion of fund and separate account assets on behalf of clients. Eaton Vance is a direct wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company engaged primarily in investment management and administration through its subsidiaries and affiliates.

Under the general supervision of the Trustees, the Eaton Vance will manage the investment and reinvestment of the assets of the Fund and administer its affairs.  As investment adviser to the Fund, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Fund’s assets will be held uninvested, subject to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Fund under the 1940 Act.  Eaton Vance is also responsible for managing the business affairs of the Fund, and will provide administrative services including recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business.  Eaton Vance will furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs. Eaton Vance will pay the salaries and fees of all officers and Trustees of the Fund who are members of Eaton Vance’s organization and all personnel of

Eaton Vance performing services relating to research and investment and administrative activities.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a monthly fee determined as follows with respect to the Fund’s net assets:

Average Daily Net Assets for the Month	Annualized Fee Rate (at each level)
Up to $1.5 billion	1.2500%
Over $1.5 billion up to $3 billion	1.2250%
Over $3 billion up to $5 billion	1.2000%
Over $5 billion	1.1750%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

A discussion of the basis for the Trustees’ approval of the Advisory Agreement will be included in the Fund’s initial report to shareholders.

James H. Evans, CFA, is the Fund’s portfolio manager responsible for structuring and managing the Bond Strategy.  He is a Vice President of Eaton Vance and Director of the Tax-Advantaged Bond Strategies division.  Mr. Evans joined Eaton Vance upon the company’s 2008 acquisition of the Tax Advantaged Bond Strategies business of M.D. Sass Investors Services, where Mr. Evans had served as Senior Vice President and Senior Portfolio Manager.  Prior to joining M.D. Sass in 1990, Mr. Evans served in the municipal finance groups of Kidder Peabody, Continental Bank and Mellon Bank.  He holds a B.S. in Operations Research & Industrial Engineering from Cornell University.

THE SUB-ADVISER

Eaton Vance has engaged its indirect controlled affiliate Parametric Risk Advisors LLC (“PRA” or the Sub-Adviser”) as sub-adviser to the Fund to provide advice on and execution of the Fund’s Option Overlay Strategy. PRA is an investment management and derivatives investment advisory firm whose principal office is located at 274 Riverside Avenue, Westport, CT 06880.  PRA is a controlled subsidiary of Parametric Portfolio Associates LLC, Seattle, WA, which is a controlled subsidiary of Eaton Vance.  PRA managed approximately $3.532 billion in assets as of March 31, 2010.

Under the terms of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Eaton Vance and PRA, Eaton Vance (and not the Fund) will pay PRA, to the extent that Eaton Vance receives at least such amount from the Fund pursuant to the Advisory Agreement, a monthly fee determined as follows with respect to the Fund’s net assets:

Average Daily Net Assets for the Month	Annualized Fee Rate (at each level)
Up to $1.5 billion	0.6250%
Over $1.5 billion up to $3 billion	0.6125%
Over $3 billion up to $5 billion	0.6000%
Over $5 billion	0.5875%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Trustees, may terminate the Sub-Advisory Agreement and assume full responsibility for the services provided by PRA without the need for approval by shareholders of the Fund.

Jonathan Orseck and Kenneth Everding are the PRA portfolio managers responsible for the day-to-day management of the Fund’s Option Overlay Strategy. Mr. Orseck and Mr. Everding are Managing Directors of PRA and manage other Eaton Vance investment portfolios.

Prior to joining PRA in 2006, Mr. Orseck was a Managing Director at Banc of America Securities and Executive Director at Morgan Stanley.  Previously, Mr. Orseck held positions at Kidder Peabody and Royal Bank of Canada.  Mr. Orseck holds a B.S. in Computer Science from the University of Pennsylvania and an M.B.A. from the Stern School of Business at New York University.

Mr. Everding joined PRA in 2005.  He was previously a Managing Director at Zurich Capital Markets and at BNP Paribas following its acquisition of Zurich.  Prior to joining Zurich, Mr. Everding was a founding member of Donaldson, Lufkin & Jenrette’s credit derivatives group.  Mr. Everding holds a B.S. in Physics from Iowa State University and a Ph.D. in Theoretical Particle Physics from Yale University.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.  The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Fund’s website at http://eatonvance.com. The information contained in, or that can be accessed through the Fund’s website is not part of this prospectus or the Statement of Additional Information.

The Fund, the Adviser and the Sub-Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permits Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in the Codes of Ethics.

Determination of net asset value

The Fund’s net asset value per share will be determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading (normally 4:00 p.m. eastern time). The Fund’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees. Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

The Trustees have adopted procedures for valuing investments and have delegated to the Adviser the daily valuation of such investments. Securities owned by the Fund normally are valued on the basis of valuations furnished by pricing services. A pricing service considers various factors relating to securities and market transactions to determine value. In certain situations, the Adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Adviser expects to use fair value pricing for Municipal, Treasury and Agency Securities under limited circumstances, such as when an obligation is not priced by a pricing service. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Distributions

The Fund intends to pay regular quarterly distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The tax treatment and characterization of the Fund’s distributions may vary substantially over time because of the nature of the Fund’s investments. Initial distributions to Common Shareholders are expected to be declared approximately [75] days and are expected to be paid approximately [90 to 120] days after the completion of this offering.

The Fund’s distributions in any year may differ from annual net investment income. The investment income of the Fund will consist of all interest and dividend income accrued on portfolio investments, plus short-term capital gain (including short-term gain on option positions and gain on the sale of portfolio investments held for one year or less) minus long-term capital loss, minus all expenses of the Fund.  To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Fund’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual net investment income and net capital gain. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net income and gain for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Upon commencement of operations, the Adviser may seek Board approval to implement a managed distribution plan (“Plan”) for the Fund.  The Plan would be implemented pursuant to an exemptive order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met.  In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Fund intends to distribute each year all or substantially all of its net investment income, including both investment company taxable income and net tax-exempt interest income.  Distributions by the Fund of investment company taxable income will be taxable to Common Shareholders as ordinary income.  Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by Common Shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pass through tax-exempt interest income it receives as exempt-interest dividends to shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal alternative minimum tax (“AMT”) and for state and local purposes. In addition, Common Shareholders that are taxed as corporations must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

To the extent that the Fund’s net investment income consists of both taxable and tax-exempt income, Fund expenses will reduce the Fund’s taxable and tax-exempt income in proportion to the character of its gross income.  The exemption of exempt-interest dividend income from regular federal income tax does not necessarily result in similar exemptions under state or local tax laws.  The Fund’s income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax at ordinary income rates.  Income from Agency Securities and Taxable Municipal Securities is generally subject to federal income tax at ordinary income rates, as well as state and local income taxes where applicable.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred or continued by a Common Shareholder to purchase or carry Common Shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and similar proposals may be introduced in the future. The availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected by future legislation. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Investment by the Fund in taxable zero coupon bonds and certain other securities will cause it to recognize income prior to the receipt of cash payments with respect to these securities. Distribution obligations with respect to such income may require the Fund to liquidate securities, and incur associated transaction costs, to generate cash for distribution purposes.

For the Fund’s index call options and index put options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange-traded index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code, such as options on SPDRs, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract,” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund on the sale of the securities.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The Fund expects that the call option and put option spreads it enters into will generally not be subject to tax treatment as straddles because the offsetting positions in its spreads will consist of section 1256 contracts.  Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the

Common Shares), and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the difference between the amount of gain and the tax deemed paid by the Common Shareholder.  Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s net investment income and net capital gain, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (which rate is scheduled to increase to 20% for tax years beginning after December 31, 2010). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Dividends and distributions on the Fund’s Common Shares, are generally subject to federal income tax treatment as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

The Fund may invest in securities or enter into positions the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or positions differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.  In addition, certain of the Fund’s expected investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing of a purchase or sale of securities for U.S. federal income tax purposes, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

If the Fund issues preferred shares, the Fund will designate distributions made to holders of Common Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total distributions paid by the RIC during that year to the class.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.  Certain distributions declared in October, November or December and paid in the following January will be taxed to Common Shareholders as if received on December 31 of the year in which they were declared.

By law, the Fund must withhold 28% of a Common Shareholder’s dividends and redemption proceeds if the Common Shareholder has not provided a taxpayer identification number or social security number or if the number provided is incorrect.

In general, distributions (other than capital gain dividends and exempt interest dividends) to a foreign shareholder (an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust) will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.  In addition, recent legislation generally imposes withholding of 30% on payments to certain foreign entities (including financial intermediaries), after December 31, 2012, of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied.  Foreign shareholders should consult their tax advisers regarding the possible implications of this legislation for their investment in the common stock.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors. For more information, please see the Statement of Additional Information under “Federal income tax matters.”  Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

Dividend reinvestment plan

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Trustees. The 1940 Act or the terms of any borrowings may limit the payment of distributions to the holders of Common Shares. Each whole Share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and provides for the indemnification by the Fund or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Fund and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Trustees.  Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Trustees.  The Common Shares have no preemptive rights.

The Fund generally will not issue Share certificates. However, the Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Trustees have determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions. The Trustees, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trustees, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding shares of beneficial interest in the Fund either by declaration in writing filed with the custodian of the securities of the Fund or by votes cast in person or by proxy at a meeting called for the purpose.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of common stock of the Fund then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of such shares and their associates, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, or (ii) the transaction is with a Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Fund and its subsidiaries.  For purposes of these provisions, the term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than 5% of the issued and outstanding shares of the Fund or of any class of shares and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.  The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv)the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Trustees have determined that provisions with respect to the board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act upon the affirmative vote or consent of the holders of two-thirds of each class of shares outstanding (with each class separately voting thereon or consenting thereto as a separate class).  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the issued and outstanding shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Fund and any national securities exchange.  However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Fund (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion.  The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Trustees believe, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Trustees would vote to convert the Fund to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the Underwriters named below, for whom [   ] ,[   ], [    ] and [    ], are acting as Representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below

Name	Number of Common Shares
[ ] . . . . . . . . . . . . . . . . . . . . . . . .
[ ] . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $        per Common Share under the initial offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $        per Common Share to the other Underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before        , 2010.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of Common Shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $        , the total Underwriters’ discounts and commissions (sales load) would be $        , the estimated offering expenses would be $        , $        of which would be borne by the Fund, and the total proceeds to the Fund would be $        .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price . . . . . .	$20.00	$20.00	$	$
Sales load . . . . . . . . . . . . . .	$0.90	$0.90	$	$
Estimated offering expenses . . . . . . . . .	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund. . . .	$19.06	$19.06	$	$

The fees described below under ‘‘—Additional Compensation to Be Paid by the Adviser’’ are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $        in total, $       of which will be borne by the Fund (or $        if the Underwriters exercise their over-allotment option in full). If the Fund issues preferred shares, the Fund’s common shareholders will also bear the expenses of such an offering. The total offering expenses for this offering and any offering of preferred shares are estimated to be approximately $        per share. See ‘‘Summary of Fund Expenses.’’

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund intends to apply for listing of its Common Shares on the New York Stock
Exchange, subject to notice of issuance, under the trading or ‘‘ticker’’ symbol ‘‘EXD.’’

The Fund has agreed that, without the prior written consent of [   ], [   ], [    ], [    ], on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

●
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

●
enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.

Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund’s DRIP.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, the Sub-Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Prior to the public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding Common Shares.

The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ].The principal business address of [    ] is [    ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to be Paid by the Adviser

The Adviser (Eaton Vance) has agreed to pay, from its own assets, an upfront marketing and structuring fee to [    ] in the amount of $        (which amount will not exceed        % of gross proceeds), an upfront structuring fee to [    ] in the amount of $        (which amount will not exceed        % of gross proceeds), an upfront structuring fee to [    ] in the amount of $        (which amount will not exceed        % of gross proceeds), and an upfront structuring fee to [    ] in the amount of $        (which amount will not exceed        % of gross proceeds). In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fees will be earned by and paid to [     ], [     ]., [    ], and [    ], by the Adviser for advice to the Adviser relating to the structure, design and organization of the Fund, including without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund’s Investments in light of current market conditions, (ii) the amount and nature of leverage that would be appropriate from a structural and market position, (iii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iv) the proportion of the Fund’s assets to invest in the Fund’s strategies, (v) the overall marketing and positioning thesis for the Fund’s initial public offering. These services provided by [     ], [    ], [    ], and [    ]  to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation to certain qualified underwriters (the “Qualifying Underwriters”).  Qualifying Underwriters receiving additional compensation may be required to meet specified sales targets.  Such sales targets, if applicable, may be waived or lowered with respect to any underwriter in the Adviser’s sole discretion.  The additional compensation will be payable in arrears at the end of each calendar quarter during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund. The total amounts of these payments paid to any Qualifying Underwriter, including those named above, will not exceed        % of the total price of the Common Shares sold by that Underwriter in this offering.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (‘‘FINRA’’) of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares. Such expenses will not exceed $         in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The Fund has agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed $ in the aggregate, which amount will not exceed        % of gross proceeds. The Adviser (and not the Fund) will pay sales incentive or marketing and structuring fees to [   ], [   ], [    ] and certain Qualifying Underwriters, which will not exceed $ million in the aggregate. Total compensation to the Underwriters will not exceed       % of the aggregate initial offering price of the Common Shares offered hereby.

[  ] will receive additional compensation, which will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby.]

The sum of the fees described above to be paid by the Adviser to [  ],     and the Qualifying Underwriters, if any, and the sales load to be paid by the Fund will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Custodian and transfer agent

[           ], [        ] is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. [          ] maintains the Fund’s general ledger and computes net asset value per share at least weekly. [    ] also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. [  ] also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

[         ] is the transfer agent and dividend disbursing agent of the Fund.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts and for the underwriters by Davis Polk & Wardwell LLP, New York, New York. Davis Polk &Wardwell LLP may rely as to certain matters of Massachusetts law on the opinion of K&L Gates LLP Boston, Massachusetts.

Reports to shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

[         ], Boston, Massachusetts, is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-164369). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of contents of the
Statement of Additional Information

Page

Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Portfolio trading
Federal income tax matters
Other information
Independent registered public accounting firm
Report of the independent public accounting firm
Financial statements
Appendix A: Proxy Voting Policies
Appendix B: Ratings of municipal bonds

The Fund’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy.  Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel,  Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Real Estate Management and Boston Management and Research.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us.  If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer.  This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

[Eaton Vance Logo]

SUBJECT TO COMPLETION	May 5, 2010
STATEMENT OF ADDITIONAL INFORMATION
[•], 2010

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Two International Place
Boston, Massachusetts 02110
(800) 225-6265

TABLE OF CONTENTS

Additional investment information and restrictions	2
Trustees and officers	11
Investment advisory and other services	19
Portfolio trading	23
Taxes	25
Other information	29
Independent Registered Public Accounting Firm	30
Financial statements	32
Appendix A	A-1
Appendix B	B-1

THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-ADVANTAGED BOND AND OPTION STRATEGIES FUND (THE “FUND”) DATED [•], 2010, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s Prospectus.

Additional investment information and restrictions

ADDITIONAL INVESTMENT INFORMATION

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations.
Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the Alternative Minimum Tax (“AMT”). For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).  For both individual and corporate taxpayers, the American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax for interest on private activity bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing

2

power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

The Fund may invest in Municipal Securities with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. The Fund may purchase municipal obligations insured as to their scheduled payment of principal and interest or municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Fund’s current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated at least Baa by Moody’s or BBB by S&P or Fitch. To the extent that securities held by the Fund are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by Moody’s, S&P or Fitch, the value of such securities may be affected. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligations of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of underlying borrowers.

State Specific Investments
The Fund has no current intention to invest 25% or more of its net assets (but may invest up to such amounts) in municipal obligations of issuers located in the same state (or U.S. territory), but reserves the flexibility to do so in the future.  If the Fund invests 25% or more of its net assets in any one state (or U.S. territory) the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting a particular state (or U.S. territory).  Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  For purposes of this policy, the Fund's investments in pre-refunded municipal obligations that are fully

3

backed as to payment of principal and interest by a pledge to an independent escrow agent of U.S. Government securities shall not count as obligations of an issuer located in a particular state.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Municipal Leases
The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of

4

nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Pre-refunded bonds
The Fund may invest in pre-refunded bond, including pre-refunded tobacco bonds.  Pre-refunded bonds are securities that are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive a ‘AAA’ or equivalent rating. The escrow account securities pledged to pay the principal and interest of the pre-refunded bonds do not guarantee the price movement of the bond before maturity. Investment in pre-refunded bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded bonds, if a Fund sells pre-refunded bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Inflation-Indexed (or Inflation-Linked) Bonds
Inflation-indexed bonds are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury inflation-indexed securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers) (“CPIU”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Redemption, Demand and Put Features and Put Options
Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the

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bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Variable Rate Obligations
The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Derivative Instruments
In addition to the use of options in the Enhancement Strategy, in managing the Fund’s Core Strategy, the Fund may invest in various derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging purposes.  The Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.  In addition to the foregoing the Fund may also invest in derivatives set forth below.

Interest Rate Swaps and Forward Rate Contracts.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the-counter market.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). In addition to the Fund’s transactions in options with respect to the Enhancement Strategy, to seek to hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and

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must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes.  The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Interest Rate Swaps and Forward Rate Contracts.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the counter market.

Futures Contracts and Options on Futures Contracts.  A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

The Fund will engage in futures and related options transactions for hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes.

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Credit Derivatives. The Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Illiquid Obligations
At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Warrants
The Fund may from time to time invest a portion of its assets in warrants. Warrants are an option to purchase fixed income securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a Fund’s investment restrictions.

Short Sales
The Fund may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short

8

sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).  The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.  Exposure to loss on an index or a basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Fund. Such losses may be substantial.

Lending Portfolio Securities
The Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and return of the loaned securities, the Fund would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the investment adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Temporary Investments
The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)
Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

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(4)
Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)
Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6)
Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)
Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

(8)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

(9)
With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. In regards to restrictions (1) and (2) above, any borrowing by the Fund (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act.  Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.  The Fund has no intention to borrow for investment purposes.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.  Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards,  such  percentage  limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund

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to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Last Five Years

Interested Trustee
Thomas E. Faust Jr. 5/31/58	Trustee (2)	Since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 3 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	181
Director of EVC. Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

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Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Last Five Years
Non-interested Trustees
Benjamin C. Etsy 1/2/63	Trustee(2)	Since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance and Unit Head, Harvard University Graduate School of Business Administration.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).
Allen R. Freedman 4/3/40	Trustee(2)	Since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	181
Director of Assurant, Inc. (insurance provider), and Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

William H. Park 9/19/47	Trustee(3)	Since 2010	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).

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Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Last Five Years
Ronald R. Pearlman 7/10/40	Trustee(3)	Since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).
Helen Frame Peters 3/22/48	Trustee(4)	Since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181
Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2008-2010).

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Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Last Five Years
Heidi L. Steiger 7/8/53	Trustee(3)	Since 2010	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	181
Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Lynn A. Stout 9/14/57	Trustee(4)	Since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Nationally-recognized expert on corporate law, corporate governance, and securities regulation and author of numerous academic and professional papers on these topics.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2002-2008) and Eaton Vance National Municipal Income Trust (1998-2009).
Ralph F. Verni 1/26/43	Chairman of the Board and Trustee(4)	Since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).

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__________________________________________________________
(1)	Includes both Master and Feeder Funds in Master-Feeder Structure.
(2)	Class I Trustees whose term expires in 2013.
(3)	Class II Trustees whose term expires in 2011.
(4)	Class III Trustees whose term expires in 2012.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupations During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2010	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 8 registered investment companies managed by Eaton Vance or BMR.
Brad Berggren 3/6/66	Vice President	Since 2010	Managing Director of Parametric Risk Advisors LLC (“PRA”). Officer of 3 registered investment companies managed by Eaton Vance or BMR.
James H. Evans 11/18/59	Vice President	Since 2010
Vice President of Eaton Vance and BMR since December 2008.  Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990 - 2008).  Officer of 29 registered investment companies managed by Eaton Vance or BMR.

Kenneth Everding 10/25/62	Vice President	Since 2010	Managing Director of PRA. Officer of 1 registered investment company managed by Eaton Vance or BMR.
Jonathan Orseck 2/25/68	Vice President	Since 2010	Managing Director of PRA since 2006. Formerly, Principal and Head Trader at Wolverine Trading (1997-2006). Officer of 3 registered investment companies managed by Eaton Vance or BMR.
Barbara E. Campbell 6/19/57	Treasurer and Principal Financial Accounting Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.
Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.
Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2010	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the "adviser") to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of nine Trustees, including eight Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s

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Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund Chief Compliance Officer who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund shares. The administrator, the investment adviser and the subadviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Board of Trustees of the Fund have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. As of the date of this SAI the Governance Committee has [•] met.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni, and Mmes. Steiger and Stout are members of the Audit Committee. The Board of Trustees has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. As of the date of this SAI the Audit Committee has met [•] times.

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Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Ms. Peters are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees. As of the date of this SAI the Contract Review Committee convened [  ] times.

Messrs. Esty (Chair) and Freedman, and Ms. Peters are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Fund, giving special attention to the performance of certain Fund that it or the Board of Trustees identifies from time to time. As of the date of this SAI the Portfolio Management Committee convened [ ] times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI the Compliance Reports and Regulatory Matters Committee convened [  ] times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance funds overseen by the Trustee as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
Interested Trustees
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Benjamin C. Etsy	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald R. Pearlman	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Heidi L. Steiger	None	Over $100,000
Lynn A. Stout	None	Over $100,000*
Ralph F. Verni	None	Over $100,000*
__________

*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2009, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2008 and December 31, 2009, no noninterested Trustee (or their immediate family members) had:

1.           Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

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2.           Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3.           Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2008 and December 31, 2009 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund's fiscal year ending February 28, 2011, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2009, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

Source of Compensation of Noninterested Trustees	Benjamin C. Etsy	Allen R. Freedman	William H. Park	Ronald R. Pearlman	Helen Frame Peters	Heidi L. Steiger	Lynn A. Stout	Ralph F. Verni
Fund	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
Fund Complex(1)	$230,000	$210,000	$230,000	$230,000	$183,750	$210,000	$230,000(2)	$325,000(3)
__________

(1)	As of March 31, 2010, the Eaton Vance fund complex consisted of 181 registered investment companies or series thereof.
(2)	Includes $45,000 of deferred compensation
(3)	Includes $162,500 of deferred compensation

PROXY VOTING POLICY

The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

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Investment advisory and other services

The Adviser.         Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory and Administrative Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2012 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory and administrative agreement (“Advisory Agreement”) between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee for investment advisory services in the following amount:

Average Daily Net Assets for the Month	Annual Fee Rate (at each level)

Up to and including $1.5 billion	1.25%
Over $1.5 billion up to and including $3 billion	1.225%
Over $3 billion up to and including $5 billion	1.20%
Over $5 billion	1.175%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa

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Jones, Brian D. Langstraat, Michael R. Mach, Robert B. Macintosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Walter Row, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Wittkas (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Trustees and Officers,” all of the officers of the Fund hold positions in the Eaton Vance organization.

The Sub-Adviser.         Parametric Risk Advisors, LLC (“PRA” or "Sub-Adviser") acts as an investment sub-adviser to the Fund and structures and manages the Fund's Enhancement Strategy, pursuant to a sub-advisory agreement between the Adviser and PRA (the "Sub-Advisory Agreement"). PRA principal office is located at 274 Riverside Avenue, Westport, CT 06880. PRA is a subsidiary of Parametric Portfolio Associates LLC, Seattle, WA.  In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in Parametric Portfolio Associates LLC with the remaining 20% owned primarily by employees of Parametric Portfolio Associates LLC.  Eaton Vance and PRA are affiliates.  PRA managed approximately $[•] billion in assets as of March 31, 2010.

Under the terms of its Sub-Advisory Agreement, PRA manages the Fund's Enhancement Strategy as set forth in more detail in the Fund’s prospectus, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For the services, payments and facilities to be furnished by the PRA, to the extent Eaton Vance receives at least such amount from the Fund pursuant to the Advisory Agreement, PRA shall be entitled to receive from Eaton Vance compensation in an amount equal to the following:

Average Daily Net Assets for the Month	Annual Fee Rate (at each level)
Up to and including $1.5 billion	0.62500%
Over $1.5 billion up to and including $3 billion	0.62275%
Over $3 billion up to and including $5 billion	0.62150%
Over $5 billion	0.62025%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

The Sub-Advisory Agreement with PRA continues until [•], 2012 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by PRA upon three months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with PRA and directly assume responsibility for the services provided by PRA upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with PRA provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, PRA is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Portfolio Managers

The portfolio managers of the Fund are James H. Evans of Eaton Vance, Jon Orseck and Kenneth Everding of PRA. Mr. Evans, Mr. Orseck and Mr. Everding each manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Number of accounts	Total assets of accounts	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee

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James H. Evans
Registered Investment Companies	1	$367.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	80	$7,588.2	0	$0

Jon Orseck
Registered Investment Companies	3	$182.9	0	$0
Other Pooled Investment Vehicles	3	$57.8	0	$0
Other Accounts	74	$2,735.9	0	$0

Kenneth Everding
Registered Investment Companies	3	$182.9	0	$0
Other Pooled Investment Vehicles	3	$57.8	0	$0
Other Accounts	74	$2,735.9	0	$0

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2009, Mr. Evans beneficially owned between $50,000-$100,000 and Mr. Orseck and Mr. Everding each did not beneficially own any shares of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance.  Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation.  The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

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The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

PRA’s Compensation Structure and Method to Determine Compensation.  Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) a share of the firm’s net income. PRA investment professionals also receive insurance and other benefits that are broadly available to all PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis.

Method used to Determine Compensation. PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of PRA. Cash bonuses are determined based on a target percentage of PRA’s profits. While the salaries of PRA portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.

CODE OF ETHICS

The Adviser, Sub-Adviser and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance and PRA employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

Under the general supervision of the Fund’s Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also

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compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund’s business.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Fund’s investment adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the Fund and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the investment adviser’s other clients in part for providing brokerage and research services to the investment adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of either that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a

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typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

To the extent the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits but may do so in the future.

Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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Taxes

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year at least 98 percent ordinary income for such year and at least 98 percent of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus 100 percent of any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met.  In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Investment by the Fund in taxable zero coupon bonds and certain other securities will cause it to recognize income prior to the receipt of cash payments with respect to these securities. Distribution obligations with respect to such income may require the Fund to liquidate securities, and incur associated transaction costs, to generate cash for distribution purposes.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code

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Section 103(a). Interest on certain municipal obligations may be taxable for purposes of the federal alternative minimum tax (“AMT”) and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred or continued by a shareholder to purchase or carry Common Shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and similar proposals may be introduced in the future. The availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected by future legislation. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

To the extent that the Fund’s net investment income consists of both taxable and tax-exempt income, Fund expenses will reduce the Fund’s taxable and tax-exempt income in proportion to the character of its gross income.  The exemption of exempt-interest dividend income from regular federal income tax does not necessarily result in similar exemptions under state or local tax laws.  The Fund’s income generated from Treasury Securities is exempt from state and local income taxes but is subject to federal income tax at ordinary income rates.  Income from Agency Securities and Taxable Municipal Securities is generally subject to federal income tax at ordinary income rates, as well as state and local income taxes where applicable.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

For the Fund’s index call options and index put options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange-listed index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or, in the less likely event that the holding period for such option exceeds 12 months, long-term, depending upon the holding period for the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund on the sale of the securities.

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The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The Fund expects that the call option and put option spreads it enters into will generally not be subject to tax treatment as straddles because the offsetting positions in its spreads will consist of section 1256 contracts.  Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The Fund may invest in other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.  Further, certain of the Fund’s expected investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing of a purchase or sale of stock or securities for U.S. federal income tax purposes, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for their attributable share of the tax paid on such gain by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares

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by the difference between the amount of gain and the tax deemed paid by the Common Shareholder. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s net investment income and net capital gain, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (which rate is scheduled to increase to 20% for tax years beginning after December 31, 2010). Any loss realized upon the sale or exchange of Common Shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in a dividend reinvestment plan or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Certain dividends and capital gain distributions paid by the Fund will constitute investment income of the type subject to this tax.

Dividends and distributions on the Common Shares, are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If the Fund issues preferred shares, the Fund will designate dividends made to holders of Common Shares and to holders of those preferred shares in accordance with each class’s proportionate share of each item of Fund income. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

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The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2010. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust.  This disclosure does not address consequences to nonresident alien individuals who are present in the United States for 183 days or more during the taxable year, and assumes that a foreign shareholder’s ownership of Common Shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States.

A distribution of the Fund’s net investment income (other than capital gain dividends and exempt interest dividends) to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.  In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying his entitlement to benefits under a treaty.  In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to distributions from the Fund of net capital gains (the excess of the Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) or amounts retained by the Fund that are designated as undistributed net capital gains.

The Fund does not expect to be a “United States real property holding corporation” for U.S. federal income tax purposes.  If the Fund were a “United States real property holding corporation,” however, upon a disposition of Common Shares and in respect of certain distributions, foreign shareholders that own or have owned more than 5% of the relevant class of the Common Shares would generally be subject to U.S. income tax and required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in common shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Other information

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides that the Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Fund or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Fund and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable.  If such indemnification is provided, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares. In conformity with the requirements of Section 16(c) of the 1940 Act the Fund will assist such shareholders by providing information as reasonably requested regarding other Trust shareholders.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

29

Independent Registered Public Accounting Firm

[•], Boston, Massachusetts, is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation and consultation with respect to the preparation of filings with the SEC.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholder of
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund:

[TO BE PROVIDED BY AMENDMENT]

31

Financial statements	[TO BE PROVIDED BY AMENDMENT]

EATON VANCE TAX-ADVANTAGED BOND AND OPTION STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
As of [•], 2010

ASSETS
Cash	$
Offering costs
Receivable from Adviser
Total assets	$

LIABILITIES
Accrued offering costs	$
Accrued organizational costs
Total liabilities	$
Net assets applicable to 5,000 common shares ($0.01 par value per share) of beneficial interest issued and outstanding
Net asset value and offering price per share	$

STATEMENT OF OPERATIONS
Period from January 14, 2010 (date of organization) through [•], 2010

INVESTMENT INCOME		$—
EXPENSES
Organization costs	$
Expense reimbursement		( )
Net expenses		$—
Net investment income		$—

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

Note 1.                                Organization

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”) was organized as a Massachusetts business trust on January 14, 2010, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management, the Fund’s investment adviser (the “Adviser”).

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $[•]. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[•], of which the Fund would pay $[•] and Eaton Vance Management would pay $[•] based on such estimate.

The Fund is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide tax-advantaged current income and gains. The Fund uses a core bond strategy (“Core Strategy”) and an option enhancement strategy (“Enhancement Strategy”) to achieve its investment objective. By combining these two strategies, the Fund seeks to provide investors with a portfolio that will generate “bond plus” returns with “bond-like” volatility by capitalizing on the perceived structural inefficiency of the U.S. equity options markets.  There is no assurance that the Fund will achieve its investment objective.

Note 2:                                Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund’s share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [•] common shares or $[•] after taking account of the Fund’s sales load.

Note 3:                                Investment Advisory and Administration Agreement, and Sub-Advisory Agreement

Pursuant to an investment advisory and administration agreement between the Adviser and the Fund, the Fund has agreed to pay the Adviser as compensation a fee in the amount of the following:

Average Daily Net Assets for the Month	Annual Fee Rate (at each level)
Up to and including $1.5 billion	1.25%
Over $1.5 billion up to and including $3 billion	1.225%
Over $3 billion up to and including $5 billion	1.20%
Over $5 billion	1.175%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

33

Pursuant to a sub-advisory agreement among the Fund, the Adviser and Parametric Risk Advisors LLC("PRA"), the Adviser has agreed to pay a sub-advisory fee to PRA, in an amount equal to the following:

Average Daily Net Assets for the Month	Annual Fee Rate (at each level)
Up to and including $1.5 billion	0.62500%
Over $1.5 billion up to and including $3 billion	0.62275%
Over $3 billion up to and including $5 billion	0.62150%
Over $5 billion	0.62025%

For purposes of this calculation, “net assets” of the Fund shall mean total assets of the Fund, minus all accrued expenses incurred in the normal course of operations.

Note 4:                                Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income, including any net realized gain on investments.  As of [•], 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

34

Appendix A

Description of securities ratings(†)
Moody’s Investors Service, Inc.

Long-Term Debt Securities Ratings

Aaa:  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:  Obligations rated B are considered speculative and are subject to high credit risk.

Caa:  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
____________

(†)
The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

Absence of Rating:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Investment grade

AAA:  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative grade

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C:  A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D:  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-):  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:  NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:  A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1:  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C:  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Fitch ratings

Investment grade bond ratings

AAA: Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.  ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.  ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
High yield bond ratings

BB: Speculative.  ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.  ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.  ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.  ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.  ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-):  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate or public finance obligation ratings in the categories below ‘B’.

NR:  Indicates that Fitch does not rate the specific issue.

Conditional:  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F1: Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.  Default is a real possibility.

RD: Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

* * * * * *

Notes:  Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Appendix B

Eaton Vance Funds
Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.  ROLES AND RESPONSIBILITIES

A.  Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES (“Guidelines”)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.   WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.   NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or

(ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.   OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

●	A copy of the Advisers’ proxy voting policies and procedures;

●	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

●	A record of each vote cast;

●	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

●	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.  ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

●
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

●	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

●
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

●
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

●
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

	●	The client, in the case of an individual or corporate client;

	●	In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

	●	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Statement of Additional Information
[•], 2010
_______________

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser
Parametric Risk Advisors, LLC
274 Riverside Avenue
Westport, CT 06880

Custodian
[•]
200 Clarendon Street
Boston, MA 02116

Transfer Agent
[•]
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

Independent Registered Public Accounting Firm
[•]
[•]
Boston, MA 02116

PART C

OTHER INFORMATION

ITEM 25.            FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Financial Statement*
____________________________
*  To be filed by Amendment

(2)	EXHIBITS:

(a)
(1)           Agreement and Declaration of Trust dated January 14, 2010, is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-164369 and 811-22380) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on January 15, 210 (Accession No. 0000898432-10-000043) (“Initial Common Shares Registration Statement”).

(2) Amendment to Declaration of Trust effective April 26, 2010 filed herewith.

(3) Amendment to Declaration of Trust effective May 3, 2010 filed herewith.

	(b)	(1) By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

(2) Amendment to By-Laws effective April 26, 2010 filed herewith.

(3) Amendment to By-Laws effective May 3, 2010 filed herewith.

	(c)	Not applicable.

	(d)	Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

	(e)	Dividend Reinvestment Plan to be filed by amendment.

	(f)	Not applicable.

(g)	(1)	Investment Advisory and Administrative Agreement to be filed by amendment.

	(2)	Investment Sub-Advisory Agreement with Parametric Portfolio Management to be filed by amendment.

(h)	Form of Underwriting Agreement to be filed by amendment.

(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company dated [ ] to be filed by amendment.

(2)
Extension Agreement dated August 31, 2005 to Master Custodian Agreement with State Street Bank & Trust Company (formally Investors Bank & Trust Company) filed as Exhibit (j)(2) to the Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

(3)
Delegation Agreement dated December 11, 2000, with State Street Bank & Trust Company (formally Investors Bank & Trust Company) filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

(k)	(1) Transfer Agency and Services Agreement to be filed by amendment.

(2) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)	Not applicable.

(r)	(1)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised October 1, 2008 filed as Exhibit (p)(1) to the Post-Effective Amendment No. 70 of Eaton Vance Series Trust II (File Nos. 02-42722, 811-02258) filed October 27, 2008 (Accession No. 0000940394-08-0013).

	(2)	Code of Ethics for Parametric Portfolio Associates, LLC to be filed by amendment.

(s)	Power of Attorney dated February 8, 2010 filed herewith.

ITEM 26.            MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.            OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$_________________
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
==================
Total	$_________________

ITEM 28.            PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.            NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of May 4, 2010 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.            INDEMNIFICATION

The Registrant's By-Laws filed herein contain, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.            BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.            LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.            MANAGEMENT SERVICES

Not applicable.

ITEM 34.            UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 4th day of May 2010.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/Payson F. Swaffield
Payson F. Swaffield on
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	May 4, 2010
/s/Barbara E. Campbell Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	May 4, 2010
/s/Thomas E. Faust Jr.* Thomas E. Faust Jr.	Trustee	May 4, 2010
/s/Benjamin C. Esty* Benjamin C. Esty	Trustee	May 4, 2010
/s/Allen R. Freedman* Allen R. Freedman	Trustee	May 4, 2010
/s/William H. Park* William H. Park	Trustee	May 4, 2010
/s/Ronald A. Pearlman* Ronald A. Pearlman	Trustee	May 4, 2010
/s/Helen Frame Peters* Helen Frame Peters	Trustee	May 4, 2010
/s/Heidi L. Steiger* Heidi L. Steiger	Trustee	May 4, 2010
/s/Lynn A. Stout* Lynn A. Stout	Trustee	May 4, 2010
/s/Ralph F. Verni* Ralph F. Verni	Trustee	May 4, 2010
_________________________

*By:	/s/Frederick S. Marius
Frederick S. Marius
(As Attorney-in-Fact)

INDEX TO EXHIBITS

(a)(2)	Amendment to Declaration of Trust effective April 26, 2010

(a)(3)	Amendment to Declaration of Trust effective May 3, 2010

(b)(2)	Amendment to By-Laws effective April 26, 2010

(b)(3)	Amendment to By-Laws effective May 3, 2010

(s)	Power of Attorney dated February 8, 2010